ESOP Advisory Services Project Goldilocks Going Private & ESOP Feasibility Analysis June 16, 2003 Preliminary Draft For Discussion Purposes Only

Table of Contents I. Overview of Feasibility Analysis II. Why Consider Privatization Now? III. Overview of S-Corp. ESOP Acquisition Structure IV. Review of Historical and Projected Financial Performance V. Valuation Analysis VI. Transaction Scenario Analyses VII. Summary of Issues and Conclusions

Table of Contents Appendices Appendix A: Business Descriptions of Guideline Companies Appendix B: Discounted Cash Flow Analyses Appendix C: Cost of Capital Appendix D: Guideline Companies Analysis Appendix E: Pro-Forma Financial Statements (Scenarios 1-4) Appendix F: Debt Coverage Analyses (Scenarios 1-4)

I. Overview of Feasibility Analysis

Overview of Feasibility Analysis Overview of the Engagement Valuemetrics was engaged by the Company to provide financial advisory services for corporate planning purposes. In connection with this engagement we have analyzed the financial performance and condition of the Company under various operating and capital structure scenarios. Specifically, we analyzed the feasibility and potential economic impacts of the Company implementing an Employee Stock Ownership Plan (ESOP) and taking the Company private.

Overview of Feasibility Analysis Overview of the Engagement (cont.) In our feasibility analysis, we have addressed the following issues: Does taking the Company private at this point in time make sense? What is the fair market value of the Company on a privately-held controlling interest basis? Given the valuation analysis, what kind of premium would be warranted in a going private transaction? Given the valuation analysis and projected cash flows, what is the likelihood of obtaining financing for a going private transaction? Could the potential of obtaining financing be enhanced via the use of an ESOP? What form of ESOP (transaction structure) would potentially be the most efficient?

II. Why Consider Privatization Now?

Why Consider Privatization Now? General Comments The passing of Sarbanes-Oxley (SOX) has increased liability for key executives and board members resulting in higher administrative costs and greater personal liability. Institutional investors are generally more interested in higher equity capitalization companies and their more liquid stock. The higher demand for larger companies by institutional investors has led to a decrease in investment banking firms coverage of micro-cap public companies. The current interest rate environment is the lowest its been since the 1950s, which enhances the potential of a leveraged transaction.

Why Consider Privatization Now? General Comments (cont.) As illustrated above, there is very little analyst coverage for public companies with equity market capitalization less than $200 million.

Why Consider Privatization Now? Goldilocks' Stock Price Performance

Why Consider Privatization Now? Stock Trading Volume

Why Consider Privatization Now? Current Ownership Breakdown The Company has total institutional ownership of approximately 60 percent. The largest institutional investor, Par Capital, holds 1.35 million shares. The second largest institutional shareholder, Fidelity, holds 1.11 million shares. Given the Company's trading volume, as previously presented, the institutional shareholders' liquidity is limited.

Why Consider Privatization Now? What are the Benefits of Going Private? Eliminates the time and expense of public company disclosure requirements, especially given the additional burdens of SOX. The Company estimates potential public company cost savings of nearly $1 million annually. Shifts management's focus from short-term earnings to creating long-term economic value in the business. Potentially increases the Company's financing alternatives, which are somewhat restricted as a micro-cap public company without access to additional public funding. There is a broad base of private equity and mezzanine capital available to privately-held companies to support growth and restructuring.

Why Consider Privatization Now? What are the Benefits of Going Private (cont.)? The public shareholders (institutional or otherwise) may desire an exit alternative (at a premium price), given the Company's historical stock price performance, lack of significant analysts coverage, limited number of market makers and relatively low trading volume. Going private may be the most viable alternative to maximize public shareholder value in the current environment. Offers a substantial investment opportunity for the people who have built and preserved the business (management and employees).

Why Consider Privatization Now? Generally, What Makes a Good Public to Private Candidate? A company operating in an out-of-favor industry or a company whose business is difficult to understand or has issues that are difficult to understand (i.e. litigation). Small equity capitalization of $200 million or less. Depressed valuation multiples. A lack of large institutional investors (less than 30%) and a large insider position. Low trading volume (less than 50,000 shares a day). None or a limited number of analysts covering the company's stock. A book value that is greater than the public market equity capitalization. Stock has limited appeal as acquisition currency.

Why Consider Privatization Now? Going Private Transaction Premiums The reported premium data has been adjusted to reflect the premium over the enterprise value, as opposed to the premium over the equity value (since Goldilocks is essentially debt free). Unleveraging the reported premiums, eliminates potential skewing associated with leverage. In addition, the average premiums are often skewed by unusually high premiums, thus the median premiums are probably a better indicator of the market.

Why Consider Privatization Now? Selected Going Private Transactions

Why Consider Privatization Now? The Current Financing Environment - General Parameters The general financing parameters listed above provide a guideline for the Transaction Scenario Analyses (Section V). Given the enhanced cash flows of ESOP structures, the cash flow ratios can generally be stretched 0.5 to 1.0 turns more than traditional cash flow lending parameters. Due to the Company's balance sheet composition, material asset based financing for a transaction is not likely.

III. S-Corp. ESOP Acquisition Structure

S-Corp. ESOP Acquisition Structure General Overview of Transaction Structure Management and Employees form an Employee Stock Ownership Plan ("ESOP") to purchase a portion of the currently outstanding shares. Employees can elect to rollover existing 401k assets into the ESOP to form the primary equity base for the transaction. Upon closing, the Company elects S-Corp. status with the ESOP as the sole shareholder. As an S-Corp., the earnings of the Company are passed through to its shareholders, with no income tax payable at the corporate level. The ESOP, the sole shareholder post-transaction, is a tax exempt entity and does not require distributions for tax purposes. The 100% ESOP owned S-Corp. structure allows the Company to retain significantly more cash at the corporate level for debt service or capital investment.

S-Corp. ESOP Acquisition Structure Key Benefits of the 100% ESOP Owned S-Corp. Transaction Structure The most significant benefit is the enhanced cash flow via tax savings. The enhanced cash flow increases the Company's borrowing capacity, enables the company to pay down debt more quickly and creates the possibility for enhanced future growth via additional capital investment or acquisitions. Another important benefit of the ESOP structure is that existing qualified retirement plan assets (401k) can be rolled over into the ESOP, at the plan participants election, to provide the equity financing for the transaction. The ESOP provides a meaningful employee benefit that helps retain and attract employees, which is critical for businesses that depend upon knowledge workers.

S-Corp. ESOP Acquisition Structure ERISA Issues Related to ESOP Structure The trustee of the ESOP is required by ERISA to act prudently and exclusively for the benefit of ESOP participants. In carrying out its fiduciary duties, the trustee will retain a financial advisor to assess the overall fairness of the transaction to the ESOP. In determining the fairness of the transaction to the ESOP, the trustee's financial advisor will consider, among other things: The price the ESOP is paying in the transaction The terms and conditions of the financing of the transaction

S-Corp. ESOP Acquisition Structure Sarbanes-Oxley vs. ERISA

IV. Historical and Projected Financial Performance

Historical and Projected Financial Performance Historical Financial Performance Goldilocks' revenues have grown steadily over the past three years, from $63.6 million during 2000 to $69.5 million in 2002, a compounded annual growth rate of 4.5 percent. The Company has achieved significant earnings over the same period, with EBITDA of $16.5 million in the most recent fiscal year. Despite a slight decline most recently, the Company's EBITDA margin has been solid over the past few years, ranging between 22.6 percent and 24.8 percent from 2000 through 2002.

Historical and Projected Financial Performance Projected Financial Performance In analyzing the value and the transaction feasibility, we have looked at three different operating scenarios. Low Growth Scenario Medium Growth Scenario (Base Case) High Growth Scenario As shown in the following table, the revenue growth rates vary significantly from the Low Growth scenario to the High Growth Scenario.

Historical and Projected Financial Performance Projected Financial Performance - Revenues High Growth 11.9 % CAGR Medium Growth 5.3 % CAGR Low Growth -2.6% CAGR

Historical and Projected Financial Performance Revenue Composition - Low Growth Scenario Under the Low Growth Scenario, the Healthcare revenues decrease over the next three years and then stabilize. The Low Growth Scenario assumes a limited amount of revenue contribution for TransPaC and Troveris (approximately $24 million in cumulative revenues for 2003-2008).

Historical and Projected Financial Performance Revenue Composition - Medium Growth Scenario The Medium Growth Scenario (the Company's base budget) projects modest revenue growth overall. The revenue growth comes primarily from growth in TransPaC and Troveris. Under the Medium Growth Scenario, TransPaC and Troveris are projected to generate approximately $90 million in cumulative revenues from 2003-2008.

Historical and Projected Financial Performance Revenue Composition - High Growth Scenario As shown in the graph to the left, under the High Growth Scenario, a significant portion of the projected revenues are from TransPaC and Troveris. The 2003-2008 cumulative revenues attributed to TransPaC and Troveris is approximately $150 million

Historical and Projected Financial Performance Projected Financial Performance - EBITDA

Historical and Projected Financial Performance Projected Financial Performance - EBITDA Margin The EBITDA margins in the Medium Growth Scenario (including the cost savings of being privately held) are not projected to improve substantially over the forecast period. Due to the high revenue growth of the High Growth Scenario, the EBITDA margin is projected to improve materially.

Historical and Projected Financial Performance Balance Sheet Observations The Company is currently carrying $4,000,000 in debt and is relatively unleveraged. Based on the projected performance for the balance of FYE 2003, the Company should have excess cash balances available for transaction financing (estimated cash balance at FYE 2003 is $10.9 million). If the stock price remains relatively stable, the book equity should exceed the market equity (excluding the value of options) by FYE 2003. The tangible asset base is relatively low, which could pose challenges with asset based financing. The Company's primary asset (recoverable claims) is off-balance sheet.

V. Valuation Analysis

Valuation Analysis Overview of Valuation Analysis In determining the value of the Company, three separate valuation approaches were considered: Income based approach (Discounted Cash Flow Methodology) Market based approach (Guideline Companies Methodology and Public Market Value Methodology) Asset based approach Since the Company's value is driven largely by its recent and anticipated earnings performance, an asset based approach has not been included in our analysis. In each of the valuation methodologies employed, we have initially determined the unleveraged (debt-free) firm value (also referred to as Enterprise Value). Once the Enterprise Value is determined, this value is allocated among the various claims on firm value, such as debt-holders, option-holders, and common stock-holders.

Valuation Analysis Summary of Current Public Market Value and Implied Valuation Multiples Value of outstanding options determined using the Treasury Stock Method Implied valuation pricing multiples are currently relatively low Net Debt is equal to current debt plus long-term debt less cash.

Discounted Cash Flow Analysis - Overview of Methodology The discounted cash flow ("DCF") methodology determines the Company's equity value by forecasting the future cash flows of the business and discounting those future cash flows to their present value. The sum of the present values of each of the future cash flows is equal to the total value of the firm, or Enterprise Value. Valuation Analysis

Valuation Analysis Discounted Cash Flow Analysis - Overview of Methodology (cont.) As discussed previously, we have analyzed the value of the Company under three different operating scenarios, and thus, we have performed three separate DCF analyses. These are each detailed in Appendix B. Low Growth Scenario Medium Growth Scenario (Base Case) High Growth Scenario Since the three scenarios have varying degrees of risk associated with achieving the projected revenues/earnings, it is appropriate to use a discount rate that is appropriate for each scenario. As illustrated previously, in the Medium and High Growth Scenarios, revenue growth is dependent upon the contribution of TransPaC and Troveris, which at this point, are relatively unproven. Given the uncertainty surrounding TransPaC and Troveris, the discount rate needs to be adjusted from historical levels, to capture the additional risks associated with the Medium and High Growth Scenarios.

Discounted Cash Flow Analysis - Cost of Capital As calculated in Appendix C, we have calculated a range of discount rates for Goldilocks. The selected discount rate for the Company under each scenario is shown below: Valuation Analysis The calculated discount rate for the Medium Growth Scenario is slightly higher than the discount rate used by Marshall & Stevens (23.5%) in their valuation for SFAS 142 purposes. The 142 valuation, however, was for the Healthcare segment only and did not give any consideration to the risks associated with incremental revenues from TransPaC and Troveris. The calculated discount rate for the High Growth Scenario is comparable to the rates of return required by private equity investors for earlier stage investments.

Discounted Cash Flow Analysis - Terminal Value As detailed in Appendix B, the terminal value (the value at the end of the forecast period) is calculated by multiplying the terminal year EBITDA by the assumed EBITDA exit multiple. The assumed exit multiple of EBITDA is 4.0x. The assumed multiple takes into consideration the risks of the business, as well as the anticipated earnings growth beyond the terminal year. The multiple to current EBITDA is higher, because the Company has higher near term earnings growth prospects. Valuation Analysis

Valuation Analysis Discounted Cash Flow Analysis - Summary of DCF Valuation Analysis The value of the options is different in each case since it is calculated using the treasury stock method based on the determined per share value in each DCF scenario (iterative calculation). This is simply the present value of all future cash flows (see Appendix B).

Valuation Analysis Guideline Companies Analysis - Overview of Methodology The guideline companies methodology is used to estimate the equity value of Goldilocks by applying market related pricing ratios of comparable publicly- traded companies to the performance of the Company. In the search for guideline companies, we looked for publicly traded outsourcing service providers to the insurance and health care industries. The selected guideline companies are shown in the following table. Summary business descriptions of the selected guideline companies are located in Appendix A.

Valuation Analysis Guideline Companies Valuation Analysis: Summary of Multiples Goldilocks is generally more profitable than the selected guideline companies Goldilocks' current market multiples are below the selected guideline companies'

Valuation Analysis Guideline Companies Valuation Analysis: Selection of Multiples for Goldilocks The selected EBIT and EBITDA multiples are based upon the current pricing environment on a controlling interest basis for privately-held companies The selected revenue multiple is based upon the Company's high level of profitability. Typically, companies with higher profit margins have higher market capital to revenues multiples.

Valuation Analysis Guideline Companies Valuation Analysis: Calculation of Equity Value Option value calculated using Treasury Method, based upon concluded per share value of guideline companies analysis. The concluded per share value of guideline companies analysis is approximately 27% greater than the current public price

Valuation Analysis Summary of Valuation Analyses The public market value has been adjusted to a controlling interest basis by applying a premium of 20% to the 6/13/03 closing price. This represents premiums of 32%, 35%, and 28% as compared to the 6, 12 and 18 month average closing prices. For comparison purposes, the valuation analyses were adjusted to show their implied minority interest values (discount determined using inverse of 20% premium).

Valuation Analysis Conclusions of Valuation Analyses The Company's value would be greater in a privately held context as opposed to the current publicly held context. Based on the valuation analysis, a 20% premium over the current price could be justified. The concluded premium is in line with the median unleveraged premiums paid historically in going private transactions.

VI. Transaction Scenario Analyses

Transaction Scenario Analyses General Comments on Scenario Analyses Initially, we have run two basic alternative scenarios. Scenario 1: Going private without the use of an ESOP (leveraged re-cap) Scenario 2: Going private using 100% ESOP owned S-Corporation In each of these scenarios, we have assumed the medium growth operating scenario, identical transaction values (20% premium over market price), and similar capital structures. The primary difference is that under the ESOP scenario there is the additional equity rollover from the 401k plan assets. The primary purpose of this initial analysis is to illustrate the different levels of cash flow available for debt service and the debt coverage ratios under the two scenarios. The detailed pro-forma financials and debt coverage analyses for each scenario analyzed are contained in Appendices E and F.

Transaction Scenario Analyses Key Assumptions of Scenario 1: Going private without the use of an ESOP The difference between the purchase price and total sources of capital is $3,000,000 in transaction expenses and $4,000,000 in the refinancing of existing debt. Assumes additional principal/warrants on mezzanine so that total return on Mezzanine is approximately 20%. Estimated minimal equity contribution from management participation

Transaction Scenario Analyses Cash Flow Coverage Scenario 1: Going private without the use of an ESOP There are clear cash flow coverage issues in the early years.

Transaction Scenario Analyses Key Assumptions of Scenario 2: Going private with 100% S-Corp. ESOP It is estimated that approximately 50% of the existing 401k assets will be rolled over into the ESOP. This is roughly equal to the amount of Goldilocks stock currently held by the 401k.

Transaction Scenario Analyses Cash Flow Coverage Scenario 2: Going private with 100% S-Corp. ESOP The total debt cash flow coverage ratios are above 1.4 in each year analyzed. The senior debt coverage ratio is more than 2.0x in each year analyzed, with the exception of 2005.

Transaction Scenario Analyses Comparison of Cash Flow Available for Debt Service The 100% S-Corp. Scenario generates $24.2 million more in cash flow available for debt service than the non-ESOP C-Corp. Scenario over the forecast period.

Transaction Scenario Analyses Conclusions of Initial Scenario Analyses Given the scenario assumptions, it is unlikely that a non-ESOP C-Corp. strategy could be financed, given the cash flow coverage issues in early years. A more traditional management buyout ("MBO") model would have to be used with a significant piece of private equity capital. The S-Corp. ESOP scenario provides superior cash flow coverage and generates considerably more free cash flow than the non-ESOP scenario. The S-Corp. scenario is so powerful in the case of Goldilocks due to the Company's projected high profitability (i.e. taxable net income). The additional equity provided from the projected 401k rollover provides additional cushion by reducing the amount that needs to be financed.

Transaction Scenario Analyses Additional Scenario Analyses The non-ESOP C-Corp. scenario, as previously modeled, did not appear to be a viable alternative under the capital structure assumptions presented. Therefore, we have modeled a more traditional MBO structure with a significant piece of private equity and lower debt levels (Scenario 3). In the analysis, we are not only assessing the debt coverage ratios, but also analyzing the private equity returns to see if it would be an attractive investment for private equity capital. As previously noted, the 100% S-Corp. ESOP scenario was the most cash flow efficient, given the tax savings associated with the structure. For analysis purposes, we have modeled an additional scenario using the 100% S-Corp. ESOP structure. Going private at 20% premium, but operating under the Low Growth scenario (Scenario 4)

Transaction Scenario Analyses Key Assumptions of Scenario 3: Traditional MBO The Traditional MBO scenario has a significant investment of Private Equity

Transaction Scenario Analyses Cash Flow Coverage Scenario 3: Traditional MBO The total debt cash flow coverage ratios are somewhat tight in the early years, which might require additional equity and less leverage. This scenario offers potential returns to a private equity investor of approximately 35%, which would be within the range of their required rates of return.

Transaction Scenario Analyses Key Assumptions of Scenario 4: 100% S-Corp. ESOP Low Growth Scenario

Transaction Scenario Analyses Cash Flow Coverage Scenario 4: 100% S-Corp. ESOP Low Growth Scenario There are significant cash flow coverage issues in the Low Growth Scenario.

VII. Summary of Issues and Conclusions

Summary of Issues and Conclusions Issues There has been little identified interest in the Company from strategic buyers. In 2000, the Company went through a thorough sell-side process in which 22 third parties entered into confidentiality agreements. No strategic buyers expressed interest in pursuing a transaction. Only one of the potential acquirers (a management allied-private equity group) submitted a proposal. The Company has recently lost a significant client and its emerging businesses are still in their infancy and its too early to determine if they will mitigate the loss.

Summary of Issues and Conclusions Issues Litigation threats continue to be a challenge inherent in the business, which makes it more difficult to understand and garner research sponsorship. The Company has a limited asset base, but strong cash flow, which will be a key to getting a transaction financed. The overall feasibility of a going private transaction will be largely dependent on the Company's ability to obtain senior financing for the transaction.

Summary of Issues and Conclusions Issues Given the nature (perceived complexity) of the business and litigation issues, attracting senior financing outside of the Company's existing relationships may be challenging, despite the cash flow coverage of the potential transaction. If an ESOP transaction structure is pursued, the terms and conditions of the transaction must be acceptable to the Trustee of the ESOP, and will be subject to the receipt of a fairness opinion from the Trustee's financial advisor.

Summary of Issues and Conclusions Conclusions Given the Company's current equity market capitalization, public market valuation, trading volume, lack of analyst coverage, and overall costs of remaining a public company, Goldilocks should consider going private. The valuation analyses indicate that in a private market context (on a controlling interest basis), the Company is worth approximately 20% more than the current public market valuation.

Summary of Issues and Conclusions Conclusions The 100% S-Corp. ESOP structure of going private provides the most cash flow available to attract and service the transaction debt required as well as providing the most potential for stock appreciation (primarily via cash accumulation). This structure could provide more leverage than what would be typically available to a financial buyer. The Traditional MBO structure is a potentially viable alternative, as well, although it would likely be harder to finance and does not offer the value creation potential of the 100% S-Corp. ESOP structure. Under the Low Growth scenario and a 20% purchase premium, no transaction scenario is viable.

Appendix A Review of Selected Guideline Companies

Appendix A Review of Selected Guideline Companies (cont.)

Appendix A Review of Selected Guideline Companies (cont.)

Project Goldilocks
Discounted Cash Flow Analysis – Low Growth

Key Assumptions

Operating Scenario	Low

Valuation Date	12/31/2003
First Yr. of Projections	12/31/2003

Weighted Average Cost of Capital	16.0%

Calculation of Net Free Cash Flow

	2003	2004	2005	2006	2007	2008
Operating Income	$11,127,258	$9,402,226	$6,268,084	$5,830,130	$5,832,099	$6,365,231
Plus: Other	0	0	0	0	0	0

Op. Inc. + ESOP Contrib.	$11,127,258	$9,402,226	$6,268,084	$5,830,130	$5,832,099	$6,365,231
Less Taxes on Op. Inc.	(4,450,903)	(3,760,890)	(2,507,233)	(2,332,052)	(2,332,840)	(2,546,092)
Plus Depreciation & Amortization	4,272,000	4,213,000	4,228,000	4,261,000	4,273,000	3,500,000
Working Capital (Uses)	413,986	1,492,034	287,705	21,750	(25,832)	20,048
Less Capital Expenditures	(2,658,000)	(3,377,000)	(3,591,000)	(3,316,000)	(3,389,000)	(3,500,000)

Net Free Cash Flow	$8,704,341	$7,969,370	$4,685,555	$4,464,828	$4,357,427	$3,839,187
% of CF realized after 12/31/03	0%	100%	100%	100%	100%	100%
Cash Flow Applied to NPV	$0	$7,969,370	$4,685,555	$4,464,828	$4,357,427	$3,839,187

Appendix B – 1

Project Goldilocks
Discounted Cash Flow Analysis – Low Growth

Calculation of Terminal Value

EBITDA Multiple Approach
Terminal Year EBITDA	$9,865,231
Terminal Year Exit Multiple	4.0x

Calculated Terminal Value	$39,460,925

Calculation of Unleveraged Enterprise Value

	2003	2004	2005	2006	2007	2008
Unlev. Operating Free Cash Flow	$0	$7,969,370	$4,685,555	$4,464,828	$4,357,427	$3,839,187
Residual Value	39,026,309	34,063,252	34,827,817	35,935,440	37,327,683	39,460,925

Total Cash Flows	$39,026,309	$42,032,621	$39,513,372	$40,400,268	$41,685,110	$43,300,112
Weighted Average Cost of Capital	16.0%	16.0%	16.0%	16.0%	16.0%	16.0%
Time Period Discounted (mid-year convention)	0.00	0.50	1.00	1.00	1.00	1.00

Debt Free Enterprise Value (Dec-03)	$39,026,309	$39,026,309	$34,063,252	$34,827,817	$35,935,440	$37,327,683

Appendix B – 2

Project Goldilocks
Discounted Cash Flow Analysis – Medium Growth

Key Assumptions

Operating Scenario	Medium

Valuation Date	12/31/2003
First Yr. of Projections	12/31/2003

Weighted Average Cost of Capital	25.0%

Calculation of Net Free Cash Flow

	2003	2004	2005	2006	2007	2008
Operating Income	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Plus: Other	0	0	0	0	0	0

Op. Inc. + ESOP Contrib.	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Less Taxes on Op. Inc.	(4,450,903)	(5,227,757)	(4,988,118)	(6,094,918)	(7,282,849)	(7,886,486)
Plus Depreciation & Amortization	4,272,000	4,233,000	4,248,000	4,281,000	4,293,000	4,500,000
Working Capital (Uses)	413,986	847,865	(157,853)	(485,236)	(439,512)	(301,071)
Less Capital Expenditures	(2,658,000)	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)

Net Free Cash Flow	$8,704,341	$8,945,501	$7,081,324	$8,422,141	$10,288,763	$11,528,659
% of CF realized after 12/31/03	0%	100%	100%	100%	100%	100%
Cash Flow Applied to NPV	$0	$8,945,501	$7,081,324	$8,422,141	$10,288,763	$11,528,659

Appendix B – 3

Project Goldilocks
Discounted Cash Flow Analysis – Medium Growth

Calculation of Terminal Value

EBITDA Multiple Approach
Terminal Year EBITDA	$24,216,216
Terminal Year Exit Multiple	4.0x

Calculated Terminal Value	$96,864,863

Calculation of Unleveraged Enterprise Value

	2003	2004	2005	2006	2007	2008
Unlev. Operating Free Cash Flow	$0	$8,945,501	$7,081,324	$8,422,141	$10,288,763	$11,528,659
Residual Value	62,311,668	60,721,062	68,820,004	77,602,864	86,714,817	96,864,863

Total Cash Flows	$62,311,668	$69,666,563	$75,901,328	$86,025,005	$97,003,580	$108,393,522
Weighted Average Cost of Capital	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%
Time Period Discounted (mid-year convention)	0.00	0.50	1.00	1.00	1.00	1.00

Debt Free Enterprise Value (Dec-03)	$62,311,668	$62,311,668	$60,721,062	$68,820,004	$77,602,864	$86,714,817

Appendix B – 4

Project Goldilocks
Discounted Cash Flow Analysis – High Growth

Key Assumptions

Operating Scenario	High

Valuation Date	12/31/2003
First Yr. of Projections	12/31/2003

Weighted Average Cost of Capital	35.0%

Calculation of Net Free Cash Flow

	2003	2004	2005	2006	2007	2008
Operating Income	$11,127,258	$13,000,961	$15,401,259	$22,296,977	$35,380,839	$38,047,222
Plus: Other	0	0	0	0	0	0

Op. Inc. + ESOP Contrib.	$11,127,258	$13,000,961	$15,401,259	$22,296,977	$35,380,839	$38,047,222
Less Taxes on Op. Inc.	(4,450,903)	(5,200,384)	(6,160,504)	(8,918,791)	(14,152,335)	(15,218,889)
Plus Depreciation & Amortization	4,272,000	4,233,000	4,248,000	4,281,000	4,293,000	4,500,000
Working Capital (Uses)	413,986	574,409	(578,800)	(1,045,898)	(1,595,976)	(567,454)
Less Capital Expenditures	(2,658,000)	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)

Net Free Cash Flow	$8,704,341	$8,630,986	$8,418,956	$12,097,288	$19,436,527	$22,260,879
% of CF realized after 12/31/03	0%	100%	100%	100%	100%	100%
Cash Flow Applied to NPV	$0	$8,630,986	$8,418,956	$12,097,288	$19,436,527	$22,260,879

Appendix B – 5

Project Goldilocks
Discounted Cash Flow Analysis – High Growth

Calculation of Terminal Value

EBITDA Multiple Approach
Terminal Year EBITDA	$42,547,222
Terminal Year Exit Multiple	4.0x

Calculated Terminal Value	$170,188,888

Calculation of Unleveraged Enterprise Value

	2003	2004	2005	2006	2007	2008
Unlev. Operating Free Cash Flow	$0	$8,630,986	$8,418,956	$12,097,288	$19,436,527	$22,260,879
Residual Value	75,174,888	78,714,341	97,845,404	119,994,008	142,555,383	170,188,888

Total Cash Flows	$75,174,888	$87,345,327	$106,264,360	$132,091,296	$161,991,910	$192,449,767
Weighted Average Cost of Capital	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Time Period Discounted (mid-year convention)	0.00	0.50	1.00	1.00	1.00	1.00

Debt Free Enterprise Value (Dec-03)	$75,174,888	$75,174,888	$78,714,341	$97,845,404	$119,994,008	$142,555,383

Appendix B – 6

Project Goldilocks
Cost of Capital Analysis

Calculation of Weighted Average Cost of Capital (WACC)

Inputs into WACC Calculation
Percent Debt in Capital Structure (%D)	5.0%	[1]
Percent Equity in Capital Structure (%E)	95.0%
Debt/Equity	5.3%

Selected Beta	1.02	[6]
Unleveraged Beta	0.99
Risk-Free Rate	4.2%	[2]
Equity Risk Premium	7.0%	[3]
Small Company Risk Premium	5.7%	[4]
Company Specific Risk Premium	10.0%	[5]

Leveraged Cost of Equity	27.0%	[7]
Unleveraged Cost of Equity	26.8%

Calculation of WACC

Leveraged Cost of Equity (Ke)	27.0%
Average Cost of Debt (Kd)	6.00%	[8]
Marginal Tax Rate (t)	40.0%	[9]

WACC = ((Ke)*(%E) + ((Kd)*(%D)*(1-t)) = 25.84%

Notes

[1]	Based on analysis of the Company’s current debt levels.
[2]	Source: Bloomberg – Equals the yield on Treasury Bonds with 20 years to maturity.
[3]	Average annualized return of a S&P stock portfolio in excess of the average annualized return on long-term treasury bonds from 1926 to 2002 as published on the back cover of Ibbotson Associates’ Stocks, Bonds, Bills & Inflation 2003 Yearbook (Valuation Edition)
[4]	Average annualized return of a portfolio of small cap stocks (market Capitalization less than $141 million) in excess of the return realized on the S&P 500 stock portfolio as published on the back cover of Ibbotson Associates’ Stocks, Bonds, Bills & Inflation 2003 Yearbook (Valuation Edition)
[5]	Additional risk premium applied due to projected revenues derived from unproven business segment (P&C) – (for illustration purposes, Medium Growth Scenario company specific risk premium is shown)
[6]	Source: Bloomberg
[7]	Based on the Capital Asset Pricing Model (CAPM):
Ke = Rf + Beta(Rp) + Rsp + Rcs
where: Ke = Cost of Equity
Rf = Risk free rate of return
Rp = Equity Risk Premium
Beta = Sensitivity to the market (risk relative to the market)
Rsp = Small Company Risk Premium
Rcs = Company Specific Risk Premium
[8]	Based on Company’s existing costs of debt and estimated costs of debt, given the companies financial condition and the current interest rate environment
[9]	Marginal tax rate includes combined federal and state tax rates.

Appendix C – 1

Project Goldilocks
Cost of Capital Analysis

WACC Scenarios

		Company Specific Risk Premium
		0.0%	5.0%	10.0%	15.0%	20.0%
	0.0%	16.79%	21.79%	26.79%	31.79%	36.79%
	2.5%	16.57%	21.44%	26.32%	31.19%	36.07%
% Debt to Market Capital	5.0%	16.34%	21.09%	25.84%	30.59%	35.34%
	7.5%	16.12%	20.74%	25.37%	29.99%	34.62%
	10.0%	15.89%	20.39%	24.89%	29.39%	33.89%

SELECTED WACC		16.0%		25.0%		35.0%

		Low		Medium		High
		Growth		Growth		Growth

The selected WACC for the Low Growth Scenario is based upon the Company’s historical beta with no additional company specific risk premium. Given the increased risks associated with the
Medium Growth and High Growth Scenarios, an additional equity risk premium is warranted.
The selected premium is approximately 10% for the Medium Growth Scenario and 20%
for the High Growth Scenario.

Appendix C – 2

Project Goldilocks
Guideline Companies Analysis

Summary of Guideline Companies’ Financial Data

	Market Data [1]						Financial Performance
	Shares	6/13/2003	Market	Capital	Cash &	Enterprise		LTM	LTM
Guideline Company	Outs.	Price	Value [2]	Debt	Equivalents	Value [3]	Revenues	EBIT	EBITDA
CCC Information Svcs Grp Inc	26.23	16.02	420.14	0.00	$12.03	$408.10	192.1	24.1	47.6
Corvel Corp	10.70	33.05	353.54	0.00	$8.02	$345.52	269.6	26.0	36.7
Crawford & Co	48.62	6.00	291.73	86.80	$32.10	$346.44	733.8	35.6	56.0
HMS Holdings Corp	18.26	2.84	51.85	0.00	$24.84	$27.01	69.5	(0.7)	2.0
Insurance Mgmt Solutions Grp	12.25	3.26	39.86	0.00	$0.00	$39.86	28.6	(4.3)	(1.5)
Maximus Inc	20.71	28.50	590.25	0.00	$92.76	$497.48	530.5	39.0	74.3
PRG-Schultz Intl Inc	62.59	6.68	418.11	153.09	$19.22	$551.98	453.7	49.4	95.5

Goldilocks	8.44	5.86	52.26	1.88		52.03	$69.5	$11.3	$16.5

Summary of Guideline Companies’ Valuation Multiples

	Valuation Multiples			Profitability
	Enterprise Value to	Enterprise Value to	Enterprise Value to	EBIT	EBITDA
Guideline Company	Revenues	EBIT	EBITDA	Margin	Margin
CCC Information Svcs Grp Inc	2.12	16.9	10.4	12.6%	24.8%
Corvel Corp	1.28	13.3	9.4	9.7%	13.6%
Crawford & Co	0.47	9.7	6.2	4.9%	7.6%
HMS Holdings Corp	0.39	-38.7	13.7	-1.0%	2.8%
Insurance Mgmt Solutions Grp	1.39	-9.3	-26.5	-15.0%	-5.3%
Maximus Inc	0.94	12.8	7.7	7.4%	14.0%
PRG-Schultz Intl Inc	1.22	11.2	7.2	10.9%	21.1%

Average	1.12	12.8	8.2	4.2%	11.2%
Median	1.22	12.8	7.7	7.4%	13.6%

Goldilocks	0.75	4.6	3.2	16.3%	23.8%

NOTES

NA – Data Not Available
Italicized multiples excluded from median and average calculations.
[1]	All data, except per share data in millions
[2]	Equals number of shares outstanding multiplied by current market price
[3]	Equals market value plus capital debt, less cash & equivalents, less nonoperating assets

Appendix D – 1

Project Goldilocks
Guideline Companies Analysis

Selection of Valuation Multiples and Calculation of Indicated Enterprise Values

	Enterprise Value to	Enterprise Value to	Enterprise Value to
	Revenues	EBIT	EBITDA
Goldilocks	$69,478,000	$11,302,000	$16,514,000
Selected Multiple	1.00	6.0	4.5

Enterprise Value	$69,478,000	$67,812,000	$74,313,000

Calculation of Equity Value

Enterprise Value (median of three indicators)	$69,500,000

Less: Net Capital Debt	(1,884,000)
Less: FMV of Outstanding Stock Options	(4,881,567)

Equity Value	$62,734,433

Rounded Value	$62,700,000

Shares Outstanding	8,440,000

Per Share Value	$7.43

Appendix D – 2

Project Goldilocks
Pro-Forma Financial Statements – Scenario 1 (C-Corp. Leveraged Recapitalization)

	Actual
				Projected	Going Private/ESOP		After Trans.
	December	December	December	December	Transaction		Pro Forma
	2000	2001	2002	2003	Dr.	Cr.	2003
ASSETS
Cash and Cash Equivalents	$1,297,000	$2,547,000	$2,269,000	$10,874,333		$7,500,000	$3,374,333
Accounts Receivable	7,660,000	9,382,000	9,389,000	8,327,980			8,327,980
Restricted Cash	21,647,000	18,035,000	17,764,000	14,990,365			14,990,365
Other Current Assets	2,153,000	1,805,000	2,319,000	2,331,835			2,331,835

Total Current Assets	$32,757,000	$31,769,000	$31,741,000	$36,524,512			$29,024,512
Property, Plant & Equipment – Net	$10,633,000	$6,619,000	$6,452,000	$5,334,000			$5,334,000
Investments	0	0	0	0			0
Goodwill – Net	29,143,000	29,146,000	29,146,000	29,146,000			29,146,000
Intangibles	4,934,000	4,372,000	3,810,000	3,314,000			3,314,000
Deferred Charges	0	0	0	0			0
Other Assets	1,978,000	2,557,000	2,424,000	2,331,835			2,331,835

Total Assets	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

LIABILITIES
Debt in Current Liabilities	$0	$0	$0	$0		$8,000,000	$8,000,000
Accounts Payable	1,231,000	1,308,000	1,653,000	1,637,490			1,637,490
Funds Due Clients	12,437,000	12,876,000	12,368,000	11,992,292			11,992,292
Income Taxes Payable	1,385,000	300,000	429,000	0			0
Other Current Liabilities	9,906,000	6,858,000	8,523,000	6,662,384			6,662,384

Total Current Liabilities	$24,959,000	$21,342,000	$22,973,000	$20,292,166			$28,292,166
Other Liabilities	2,324,000	2,355,000	3,151,000	2,331,835			2,331,835
Total Long Term Debt	14,000,000	8,000,000	4,000,000	4,000,000	4,000,000	50,000,000	50,000,000
Deferred Taxes	0	0	0	0			0
Minority Interest	0	0	0	0			0

Total Liabilities	$41,283,000	$31,697,000	$30,124,000	$26,624,000			$80,624,000
Preferred Stock	$0	$0	$0	$0			$0
Common Stock	12,000	12,000	12,000	12,000			12,000
Capital Surplus	22,637,000	22,758,000	23,154,000	23,154,000		500,000	23,654,000
Retained Earnings	22,550,000	27,112,000	33,836,000	40,413,346	3,000,000		37,413,346
Less Treasury Stock, Contra Equity	(7,037,000)	(7,116,000)	(13,553,000)	(13,553,000)	59,000,000		(72,553,000)

Total Equities	$38,162,000	$42,766,000	$43,449,000	$50,026,346			$(11,473,654)
Total Liabilities & Equities	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

Check1	0	0	0	0			0

	Projected Balance Sheet
	ProForma
	December
	2003	2004	2005	2006	2007	2008
ASSETS
Cash and Cash Equivalents	$3,374,333	$2,500,000	$2,500,000	$2,500,000	$2,500,000	$2,500,000
Accounts Receivable	8,327,980	8,533,417	9,018,115	9,900,267	10,625,957	11,157,255
Restricted Cash	14,990,365	16,320,160	17,247,145	18,934,261	20,322,142	21,338,249
Other Current Assets	2,331,835	2,176,021	2,299,619	2,524,568	2,709,619	2,845,100

Total Current Assets	$29,024,512	$29,529,599	$31,064,880	$33,859,096	$36,157,718	$37,840,604
Property, Plant & Equipment – Net	$5,334,000	$5,418,000	$5,988,000	$6,550,000	$7,073,000	$7,400,000
Investments	0	0	0	0	0	0
Goodwill – Net	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000
Intangibles	3,314,000	2,974,000	2,647,000	2,320,000	1,993,000	1,666,000
Deferred Charges	0	0	0	0	0	0
Other Assets	2,331,835	2,176,021	2,299,619	2,524,568	2,709,619	2,845,100

Total Assets	$69,150,347	$69,243,620	$71,145,499	$74,399,664	$77,079,337	$78,897,704

LIABILITIES
Revolver (Excess Cash)	$8,000,000	$9,560,745	$9,414,564	$7,704,347	$3,835,556	$(1,630,169)
Accounts Payable	1,637,490	1,847,247	2,050,494	2,222,461	2,323,589	2,418,335
Funds Due Clients	11,992,292	13,056,128	13,797,716	15,147,409	16,257,714	17,070,600
Income Taxes Payable	0	0	0	0	0	0
Other Current Liabilities	6,662,384	7,253,404	7,665,398	8,415,227	9,032,063	9,483,666

Total Current Liabilities	$28,292,166	$31,717,525	$32,928,172	$33,489,444	$31,448,921	$27,342,432
Other Liabilities	2,331,835	2,538,692	2,682,889	2,945,329	3,161,222	3,319,283
Total Long Term Debt (includes current debt)	50,000,000	41,428,571	37,142,857	32,857,143	28,571,429	24,285,714
Deferred Taxes	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0

Total Liabilities	$80,624,000	$75,684,788	$72,753,918	$69,291,917	$63,181,572	$54,947,430
Preferred Stock	0	$0	$0	$0	$0	$0
Common Stock	12,000	12,000	12,000	12,000	12,000	12,000
Capital Surplus	23,654,000	23,654,000	23,654,000	23,654,000	23,654,000	23,654,000
Retained Earnings	37,413,346	42,445,832	47,278,581	53,994,748	62,784,765	72,837,274
Less Treasury Stock, Contra Equity	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)

Total Equities	$(11,473,654)	$(6,441,168)	$(1,608,419)	$5,107,748	$13,897,765	$23,950,274
Total Liabilities & Equities	$69,150,347	$69,243,620	$71,145,499	$74,399,664	$77,079,337	$78,897,704

Check1	0	0	0	0	0	0

Appendix E – 1

Project Goldilocks
Pro-Forma Financial Statements – Scenario 1 (C-Corp. Leveraged Recapitalization)

	Actual
				Projected	Projected	Going	Pro Forma
	December	December	December	December	December	Private	December
	2000	2001	2002	2003	2003	Trans.	2003
Claims Revenues	$63,627,000	$64,147,000	$69,478,000	$66,623,844	$66,623,844		$66,623,844
Cost of Revenues	30,432,000	31,589,000	33,040,000	32,749,793	32,749,793		32,749,793
Cost of Revenues Depreciation & Amort.	0	0	452,000	762,000	762,000		762,000

Gross Profit	$33,195,000	$32,558,000	$35,986,000	$33,112,050	$33,874,050		$33,874,050
Support Expenses	$17,427,000	$18,036,000	$19,924,000	$18,474,792	$18,474,792		$18,474,792
SG&A Depreciation & Amortization	6,372,000	6,701,000	4,760,000	3,510,000	3,510,000		3,510,000

Operating Income after Deprec.	$9,396,000	$7,821,000	$11,302,000	$11,127,258	$11,889,258		$11,889,258
Nonoperating Income (Expense)	$0	$0	$0	$0	0		$0
Interest Income	1,104,000	785,000	262,000	239,986	239,986		239,986
Interest (Expense)	(1,341,000)	(903,000)	(494,000)	(405,000)	(405,000)		(405,000)
Special Item Income (Expense)	(3,090,000)	(1,010,000)	0	0	0	(3,000,000)	(3,000,000)

Pretax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244	$11,724,244	(3,000,000)	$8,724,244
Income Tax	2,519,000	2,097,000	4,240,000	4,384,898	4,384,898	0	4,384,898

Net Income before E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0	0

Net Income after E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346
Preferred Dividends	0	0	0	0	0	0	0

Net Income to Common	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346

Pre-tax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244
Plus: Special Item Income (Expense)	3,090,000	1,010,000	0	0
Less: Interest Income	(1,104,000)	(785,000)	(262,000)	(239,986)

Adjusted Pre-Tax Income	$8,055,000	$6,918,000	$10,808,000	$10,722,258
Plus: Interest Expense	$1,341,000	$903,000	$494,000	$405,000

Adjusted EBIT	$9,396,000	$7,821,000	$11,302,000	$11,127,258
Plus: Depreciation & Amortization	$6,372,000	$6,701,000	$5,212,000	$4,272,000

Adjusted EBITDA	$15,768,000	$14,522,000	$16,514,000	$15,399,258
Adjusted EBITDA Margin	24.8%	22.6%	23.8%	23.1%

	Projected Income Statement
	ProForma
	December
	2003	2004	2005	2006	2007	2008
Claims Revenues	$66,623,844	$72,534,045	$76,653,979	$84,152,271	$90,320,632	$94,836,664
Cost of Revenues	32,749,793	36,944,941	41,009,879	44,449,229	46,471,772	48,366,699
Cost of Revenues Depreciation & Amort.	762,000	854,000	854,000	854,000	854,000	854,000

Gross Profit	$33,112,050	$34,735,103	$34,790,100	$38,849,041	$42,994,861	$45,615,965
Support Expenses	$18,474,792	$18,286,711	$18,925,805	$20,184,746	$21,348,737	$22,253,750
SG&A Depreciation & Amortization	3,510,000	3,379,000	3,394,000	3,427,000	3,439,000	3,646,000

Operating Income after Deprec.	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Nonoperating Income (Expense)	$0	$0	$0	$0	$0	$0
Interest Income	239,986	232,405	241,046	257,384	276,603	291,627
Interest (Expense)	(405,000)	(4,914,322)	(4,656,759)	(4,301,067)	(3,833,697)	(3,253,662)
Special (ESOP)	(3,000,000)	0	0	0	0	0

Pretax Income	$7,962,244	$8,387,476	$8,054,581	$11,193,612	$14,650,029	$16,754,182
Income Tax	4,384,898	3,354,990	3,221,832	4,477,445	5,860,012	6,701,673

Net Income before E&D	$3,577,346	$5,032,485	$4,832,749	$6,716,167	$8,790,017	$10,052,509
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0

Net Income after E&D	$3,577,346	$5,032,485	$4,832,749	$6,716,167	$8,790,017	$10,052,509
Preferred Dividends	0	0	0	0	0	0

Net Income to Common	$3,577,346	$5,032,485	$4,832,749	$6,716,167	$8,790,017	$10,052,509

Pre-tax Income	$7,962,244	$8,387,476	$8,054,581	$11,193,612	$14,650,029	$16,754,182
Plus: Special Item Income (Expense)	3,000,000	0	0	0	0	0
Less: Interest Income	(239,986)	(232,405)	(241,046)	(257,384)	(276,603)	(291,627)

Adjusted Pre-Tax Income	$10,722,258	$8,155,070	$7,813,536	$10,936,228	$14,373,427	$16,462,554
Plus: Interest Expense	$405,000	$4,914,322	$4,656,759	$4,301,067	$3,833,697	$3,253,662

Adjusted EBIT	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Plus: Depreciation & Amortization	$4,272,000	$4,233,000	$4,248,000	$4,281,000	$4,293,000	$4,500,000

Adjusted EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216
Adjusted EBITDA Margin	23.1%	23.9%	21.8%	23.2%	24.9%	25.5%

Appendix E – 2

Project Goldilocks
Pro-Forma Financial Statements – Scenario 1 (C-Corp. Leveraged Recapitalization)

	Projected Statement of Cash Flows
	December
	2003	2004	2005	2006	2007	2008
Operating Activity
Working Capital (Uses)	December
Decr (Incr) in Acct. Rec.	$1,061,020	$(205,437)	$(484,698)	$(882,152)	$(725,690)	$(531,298)
Decr (Incr) in Restricted Cash	2,773,635	(1,329,795)	(926,985)	(1,687,116)	(1,387,881)	(1,016,107)
Decr (Incr) in Other CA	(12,835)	155,813	(123,598)	(224,949)	(185,051)	(135,481)
Decr (Incr) in Invest./Advances-Equity	0	0	0	0	0	0
Decr (Incr) in Deferred Charges	0	0	0	0	0	0
Decr (Incr) in Other LT Assets	92,165	155,813	(123,598)	(224,949)	(185,051)	(135,481)
Incr (Decr) in Acct. Payable	(15,510)	209,757	203,247	171,968	101,127	94,746
Incr (Decr) in Funds Due Clients	(375,708)	1,063,836	741,588	1,349,693	1,110,305	812,886
Incr (Decr) in Taxes Payable	(429,000)	0	0	0	0	0
Incr (Decr) in Other Current Liab.	(1,860,616)	591,020	411,993	749,829	616,836	451,603
Incr (Decr) in Other Liab.	(819,165)	206,857	144,198	262,440	215,893	158,061
Incr (Decr) in Deferred Taxes	0	0	0	0	0	0

Total WC (Uses)	$413,986	$847,865	$(157,853)	$(485,236)	$(439,512)	$(301,071)
Net Income (Loss)	$3,577,346	$5,032,485	$4,832,749	$6,716,167	$8,790,017	$10,052,509
Depreciation & Amort.	4,272,000	4,233,000	4,248,000	4,281,000	4,293,000	4,500,000
Goodwill Impairment	0	0	0	0	0	0
Equity in Net Loss (Earn.)	0	0	0	0	0	0
PP&E & Inv. Loss (Gain)	0	0	0	0	0	0

Net Cash From Operations	$8,263,333	$10,113,351	$8,922,896	$10,511,931	$12,643,506	$14,251,438
Investment Activity
Less Capital Expenditures	(2,658,000)	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)
Financing Activities
Less Changes in Treasury Stock	(59,000,000)	0	0	0	0	0
Less Purchase Com. & Pref. Stock	500,000	0	0	0	0	0
Less Cash Dividends	0	0	0	0	0	0
Long-Term Debt Issuance	46,000,000	(8,571,429)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)
Current Debt Change	8,000,000	1,560,745	(146,181)	(1,710,217)	(3,868,792)	(5,465,724)
ESOP Dividend used to repay Internal Loan	0	0	0	0	0	0

Net Cash Incr (Decr) from Financing	$(4,500,000)	$(7,010,683)	$(4,431,896)	$(5,995,931)	$(8,154,506)	$(9,751,438)

Appendix E – 3

Project Goldilocks
 Pro-Forma Financial Statements – Scenario 2 (100% ESOP Owned S-Corp.)

	Actual
				Projected	Going Private/ESOP		After Trans.
	December	December	December	December	Transaction		Pro Forma
	2000	2001	2002	2003	Dr.	Cr.	2003
ASSETS
Cash and Cash Equivalents	$1,297,000	$2,547,000	$2,269,000	$10,874,333		$7,500,000	$3,374,333
Accounts Receivable	7,660,000	9,382,000	9,389,000	8,327,980			8,327,980
Restricted Cash	21,647,000	18,035,000	17,764,000	14,990,365			14,990,365
Other Current Assets	2,153,000	1,805,000	2,319,000	2,331,835			2,331,835

Total Current Assets	$32,757,000	$31,769,000	$31,741,000	$36,524,512			$29,024,512
Property, Plant & Equipment – Net	$10,633,000	$6,619,000	$6,452,000	$5,334,000			$5,334,000
Investments	0	0	0	0			0
Goodwill – Net	29,143,000	29,146,000	29,146,000	29,146,000			29,146,000
Intangibles	4,934,000	4,372,000	3,810,000	3,314,000			3,314,000
Deferred Charges	0	0	0	0			0
Other Assets	1,978,000	2,557,000	2,424,000	2,331,835			2,331,835

Total Assets	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

LIABILITIES
Debt in Current Liabilities	$0	$0	$0	$0		$5,000,000	$5,000,000
Accounts Payable	1,231,000	1,308,000	1,653,000	1,637,490			1,637,490
Funds Due Clients	12,437,000	12,876,000	12,368,000	11,992,292			11,992,292
Income Taxes Payable	1,385,000	300,000	429,000	0			0
Other Current Liabilities	9,906,000	6,858,000	8,523,000	6,662,384			6,662,384

Total Current Liabilities	$24,959,000	$21,342,000	$22,973,000	$20,292,166			$25,292,166
Other Liabilities	2,324,000	2,355,000	3,151,000	2,331,835			2,331,835
Total Long Term Debt	14,000,000	8,000,000	4,000,000	4,000,000	4,000,000	47,500,000	47,500,000
Deferred Taxes	0	0	0	0			0
Minority Interest	0	0	0	0			0

Total Liabilities	$41,283,000	$31,697,000	$30,124,000	$26,624,000			$75,124,000
Preferred Stock	$0	$0	$0	$0			$0
Common Stock	12,000	12,000	12,000	12,000			12,000
Capital Surplus	22,637,000	22,758,000	23,154,000	23,154,000		6,000,000	29,154,000
Retained Earnings	22,550,000	27,112,000	33,836,000	40,413,346	3,000,000		37,413,346
Less Treasury Stock, Contra Equity	(7,037,000)	(7,116,000)	(13,553,000)	(13,553,000)	59,000,000		(72,553,000)

Total Equities	$38,162,000	$42,766,000	$43,449,000	$50,026,346			$(5,973,654)
Total Liabilities & Equities	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

Check1	0	0	0	0			0

	Projected Balance Sheet
	ProForma
	December
	2003	2004	2005	2006	2007	2008
ASSETS
Cash and Cash Equivalents	$3,374,333	$2,500,000	$2,500,000	$2,500,000	$2,500,000	$2,500,000
Accounts Receivable	8,327,980	8,533,417	9,018,115	9,900,267	10,625,957	11,157,255
Restricted Cash	14,990,365	16,320,160	17,247,145	18,934,261	20,322,142	21,338,249
Other Current Assets	2,331,835	2,176,021	2,299,619	2,524,568	2,709,619	2,845,100

Total Current Assets	$29,024,512	$29,529,599	$31,064,880	$33,859,096	$36,157,718	$37,840,604
Property, Plant & Equipment – Net	$5,334,000	$5,418,000	$5,988,000	$6,550,000	$7,073,000	$7,400,000
Investments	0	0	0	0	0	0
Goodwill – Net	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000
Intangibles	3,314,000	2,974,000	2,647,000	2,320,000	1,993,000	1,666,000
Deferred Charges	0	0	0	0	0	0
Other Assets	2,331,835	2,176,021	2,299,619	2,524,568	2,709,619	2,845,100

Total Assets	$69,150,347	$69,243,620	$71,145,499	$74,399,664	$77,079,337	$78,897,704

LIABILITIES
Revolver (Excess Cash)	$5,000,000	$2,607,147	$(1,599,909)	$(8,665,295)	$(19,214,545)	$(32,068,623)
Accounts Payable	1,637,490	1,847,247	2,050,494	2,222,461	2,323,589	2,418,335
Funds Due Clients	11,992,292	13,056,128	13,797,716	15,147,409	16,257,714	17,070,600
Income Taxes Payable	0	0	0	0	0	0
Other Current Liabilities	6,662,384	7,253,404	7,665,398	8,415,227	9,032,063	9,483,666

Total Current Liabilities	$25,292,166	$24,763,927	$21,913,699	$17,119,802	$8,398,821	$(3,096,022)
Other Liabilities	2,331,835	2,538,692	2,682,889	2,945,329	3,161,222	3,319,283
Total Long Term Debt (includes current debt)	47,500,000	38,928,571	34,642,857	30,357,143	26,071,429	21,785,714
Deferred Taxes	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0

Total Liabilities	$75,124,000	$66,231,190	$59,239,446	$50,422,274	$37,631,472	$22,008,976
Preferred Stock	0	$0	$0	$0	$0	$0
Common Stock	12,000	12,000	12,000	12,000	12,000	12,000
Capital Surplus	29,154,000	29,154,000	29,154,000	29,154,000	29,154,000	29,154,000
Retained Earnings	37,413,346	46,399,430	55,293,053	67,364,390	82,834,865	100,275,728
Less Treasury Stock, Contra Equity	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)

Total Equities	$(5,973,654)	$3,012,430	$11,906,053	$23,977,390	$39,447,865	$56,888,728
Total Liabilities & Equities	$69,150,347	$69,243,620	$71,145,499	$74,399,664	$77,079,337	$78,897,704

Check1	0	0	0	0	0	0

Appendix E – 4

Project Goldilocks
Pro-Forma Financial Statements – Scenario 2 (100% ESOP Owned S-Corp.)

	Actual
				Projected	Projected	Going	Pro Forma
	December	December	December	December	December	Private	December
	2000	2001	2002	2003	2003	Trans.	2003
Claims Revenues	$63,627,000	$64,147,000	$69,478,000	$66,623,844	$66,623,844		$66,623,844
Cost of Revenues	30,432,000	31,589,000	33,040,000	32,749,793	32,749,793		32,749,793
Cost of Revenues Depreciation & Amort.	0	0	452,000	762,000	762,000		762,000

Gross Profit	$33,195,000	$32,558,000	$35,986,000	$33,112,050	$33,874,050		$33,874,050
Support Expenses	$17,427,000	$18,036,000	$19,924,000	$18,474,792	$18,474,792		$18,474,792
SG&A Depreciation & Amortization	6,372,000	6,701,000	4,760,000	3,510,000	3,510,000		3,510,000

Operating Income after Deprec.	$9,396,000	$7,821,000	$11,302,000	$11,127,258	$11,889,258		$11,889,258
Nonoperating Income (Expense)	$0	$0	$0	$0	0		$0
Interest Income	1,104,000	785,000	262,000	239,986	239,986		239,986
Interest (Expense)	(1,341,000)	(903,000)	(494,000)	(405,000)	(405,000)		(405,000)
Special Item Income (Expense)	(3,090,000)	(1,010,000)	0	0	0	(3,000,000)	(3,000,000)

Pretax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244	$11,724,244	(3,000,000)	$8,724,244
Income Tax	2,519,000	2,097,000	4,240,000	4,384,898	4,384,898	0	4,384,898

Net Income before E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0	0

Net Income after E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346
Preferred Dividends	0	0	0	0	0	0	0

Net Income to Common	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346

Pre-tax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244
Plus: Special Item Income (Expense)	3,090,000	1,010,000	0	0
Less: Interest Income	(1,104,000)	(785,000)	(262,000)	(239,986)

Adjusted Pre-Tax Income	$8,055,000	$6,918,000	$10,808,000	$10,722,258
Plus: Interest Expense	$1,341,000	$903,000	$494,000	$405,000

Adjusted EBIT	$9,396,000	$7,821,000	$11,302,000	$11,127,258
Plus: Depreciation & Amortization	$6,372,000	$6,701,000	$5,212,000	$4,272,000

Adjusted EBITDA	$15,768,000	$14,522,000	$16,514,000	$15,399,258
Adjusted EBITDA Margin	24.8%	22.6%	23.8%	23.1%

	Projected Income Statement
	ProForma
	December
	2003	2004	2005	2006	2007	2008
Claims Revenues	$66,623,844	$72,534,045	$76,653,979	$84,152,271	$90,320,632	$94,836,664
Cost of Revenues	32,749,793	36,944,941	41,009,879	44,449,229	46,471,772	48,366,699
Cost of Revenues Depreciation & Amort.	762,000	854,000	854,000	854,000	854,000	854,000

Gross Profit	$33,112,050	$34,735,103	$34,790,100	$38,849,041	$42,994,861	$45,615,965
Support Expenses	$18,474,792	$18,286,711	$18,925,805	$20,184,746	$21,348,737	$22,253,750
SG&A Depreciation & Amortization	3,510,000	3,379,000	3,394,000	3,427,000	3,439,000	3,646,000

Operating Income after Deprec.	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Nonoperating Income (Expense)	$0	$0	$0	$0	$0	$0
Interest Income	239,986	232,405	241,046	321,541	450,852	612,147
Interest (Expense)	(405,000)	(4,315,714)	(3,817,717)	(3,487,500)	(3,187,500)	(2,887,500)
Special (ESOP)	(3,000,000)	0	0	0	0	0

Pretax Income	$7,962,244	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863
Income Tax	4,384,898	0	0	0	0	0

Net Income before E&D	$3,577,346	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0

Net Income after E&D	$3,577,346	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863
Preferred Dividends	0	0	0	0	0	0

Net Income to Common	$3,577,346	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863

Pre-tax Income	$7,962,244	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863
Plus: Special Item Income (Expense)	3,000,000	0	0	0	0	0
Less: Interest Income	(239,986)	(232,405)	(241,046)	(321,541)	(450,852)	(612,147)

Adjusted Pre-Tax Income	$10,722,258	$8,753,678	$8,652,578	$11,749,795	$15,019,624	$16,828,716
Plus: Interest Expense	$405,000	$4,315,714	$3,817,717	$3,487,500	$3,187,500	$2,887,500

Adjusted EBIT	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Plus: Depreciation & Amortization	$4,272,000	$4,233,000	$4,248,000	$4,281,000	$4,293,000	$4,500,000

Adjusted EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216
Adjusted EBITDA Margin	23.1%	23.9%	21.8%	23.2%	24.9%	25.5%

Appendix E – 5

Project Goldilocks
Pro-Forma Financial Statements – Scenario 2 (100% ESOP Owned S-Corp.)

	Projected Statement of Cash Flows
	December
	2003	2004	2005	2006	2007	2008
Operating Activity
Working Capital (Uses)	December
Decr (Incr) in Acct. Rec.	$1,061,020	$(205,437)	$(484,698)	$(882,152)	$(725,690)	$(531,298)
Decr (Incr) in Restricted Cash	2,773,635	(1,329,795)	(926,985)	(1,687,116)	(1,387,881)	(1,016,107)
Decr (Incr) in Other CA	(12,835)	155,813	(123,598)	(224,949)	(185,051)	(135,481)
Decr (Incr) in Invest./Advances-Equity	0	0	0	0	0	0
Decr (Incr) in Deferred Charges	0	0	0	0	0	0
Decr (Incr) in Other LT Assets	92,165	155,813	(123,598)	(224,949)	(185,051)	(135,481)
Incr (Decr) in Acct. Payable	(15,510)	209,757	203,247	171,968	101,127	94,746
Incr (Decr) in Funds Due Clients	(375,708)	1,063,836	741,588	1,349,693	1,110,305	812,886
Incr (Decr) in Taxes Payable	(429,000)	0	0	0	0	0
Incr (Decr) in Other Current Liab.	(1,860,616)	591,020	411,993	749,829	616,836	451,603
Incr (Decr) in Other Liab.	(819,165)	206,857	144,198	262,440	215,893	158,061
Incr (Decr) in Deferred Taxes	0	0	0	0	0	0

Total WC (Uses)	$413,986	$847,865	$(157,853)	$(485,236)	$(439,512)	$(301,071)
Net Income (Loss)	$3,577,346	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863
Depreciation & Amort.	4,272,000	4,233,000	4,248,000	4,281,000	4,293,000	4,500,000
Goodwill Impairment	0	0	0	0	0	0
Equity in Net Loss (Earn.)	0	0	0	0	0	0
PP&E & Inv. Loss (Gain)	0	0	0	0	0	0

Net Cash From Operations	$8,263,333	$14,066,949	$12,983,770	$15,867,101	$19,323,964	$21,639,792
Investment Activity
Less Capital Expenditures	(2,658,000)	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)
Financing Activities
Less Changes in Treasury Stock	(59,000,000)	0	0	0	0	0
Less Purchase Com. & Pref. Stock	6,000,000	0	0	0	0	0
Less Cash Dividends	0	0	0	0	0	0
Long-Term Debt Issuance	43,500,000	(8,571,429)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)
Current Debt Change	5,000,000	(2,392,853)	(4,207,056)	(7,065,387)	(10,549,249)	(12,854,078)
ESOP Dividend used to repay Internal Loan	0	0	0	0	0	0

Net Cash Incr (Decr) from Financing	$(4,500,000)	$(10,964,282)	$(8,492,770)	$(11,351,101)	$(14,834,964)	$(17,139,792)

Appendix E – 6

Project Goldilocks
Pro-Forma Financial Statements – Scenario 3 (C-Corp. Traditional MBO)

	Actual
				Projected	Going Private/ESOP		After Trans.
	December	December	December	December	Transaction		Pro Forma
	2000	2001	2002	2003	Dr.	Cr.	2003
ASSETS
Cash and Cash Equivalents	$1,297,000	$2,547,000	$2,269,000	$10,874,333		$7,500,000	$3,374,333
Accounts Receivable	7,660,000	9,382,000	9,389,000	8,327,980			8,327,980
Restricted Cash	21,647,000	18,035,000	17,764,000	14,990,365			14,990,365
Other Current Assets	2,153,000	1,805,000	2,319,000	2,331,835			2,331,835

Total Current Assets	$32,757,000	$31,769,000	$31,741,000	$36,524,512			$29,024,512
Property, Plant & Equipment – Net	$10,633,000	$6,619,000	$6,452,000	$5,334,000			$5,334,000
Investments	0	0	0	0			0
Goodwill – Net	29,143,000	29,146,000	29,146,000	29,146,000			29,146,000
Intangibles	4,934,000	4,372,000	3,810,000	3,314,000			3,314,000
Deferred Charges	0	0	0	0			0
Other Assets	1,978,000	2,557,000	2,424,000	2,331,835			2,331,835

Total Assets	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

LIABILITIES
Debt in Current Liabilities	$0	$0	$0	$0		$6,000,000	$6,000,000
Accounts Payable	1,231,000	1,308,000	1,653,000	1,637,490			1,637,490
Funds Due Clients	12,437,000	12,876,000	12,368,000	11,992,292			11,992,292
Income Taxes Payable	1,385,000	300,000	429,000	0			0
Other Current Liabilities	9,906,000	6,858,000	8,523,000	6,662,384			6,662,384

Total Current Liabilities	$24,959,000	$21,342,000	$22,973,000	$20,292,166			$26,292,166
Other Liabilities	2,324,000	2,355,000	3,151,000	2,331,835			2,331,835
Total Long Term Debt	14,000,000	8,000,000	4,000,000	4,000,000	4,000,000	37,500,000	37,500,000
Deferred Taxes	0	0	0	0			0
Minority Interest	0	0	0	0			0

Total Liabilities	$41,283,000	$31,697,000	$30,124,000	$26,624,000			$66,124,000
Preferred Stock	$0	$0	$0	$0			$0
Common Stock	12,000	12,000	12,000	12,000			12,000
Capital Surplus	22,637,000	22,758,000	23,154,000	23,154,000		15,000,000	38,154,000
Retained Earnings	22,550,000	27,112,000	33,836,000	40,413,346	3,000,000		37,413,346
Less Treasury Stock, Contra Equity	(7,037,000)	(7,116,000)	(13,553,000)	(13,553,000)	59,000,000		(72,553,000)

Total Equities	$38,162,000	$42,766,000	$43,449,000	$50,026,346			$3,026,346
Total Liabilities & Equities	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

Check1	0	0	0	0			0

	Projected Balance Sheet
	ProForma
	December
	2003	2004	2005	2006	2007	2008
ASSETS
Cash and Cash Equivalents	$3,374,333	$2,500,000	$2,500,000	$2,500,000	$2,500,000	$2,500,000
Accounts Receivable	8,327,980	8,533,417	9,018,115	9,900,267	10,625,957	11,157,255
Restricted Cash	14,990,365	16,320,160	17,247,145	18,934,261	20,322,142	21,338,249
Other Current Assets	2,331,835	2,176,021	2,299,619	2,524,568	2,709,619	2,845,100

Total Current Assets	$29,024,512	$29,529,599	$31,064,880	$33,859,096	$36,157,718	$37,840,604
Property, Plant & Equipment – Net	$5,334,000	$5,418,000	$5,988,000	$6,550,000	$7,073,000	$7,400,000
Investments	0	0	0	0	0	0
Goodwill – Net	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000
Intangibles	3,314,000	2,974,000	2,647,000	2,320,000	1,993,000	1,666,000
Deferred Charges	0	0	0	0	0	0
Other Assets	2,331,835	2,176,021	2,299,619	2,524,568	2,709,619	2,845,100

Total Assets	$69,150,347	$69,243,620	$71,145,499	$74,399,664	$77,079,337	$78,897,704

LIABILITIES
Revolver (Excess Cash)	$6,000,000	$5,280,377	$3,528,158	$183,576	$(5,275,062)	$(12,178,971)
Accounts Payable	1,637,490	1,847,247	2,050,494	2,222,461	2,323,589	2,418,335
Funds Due Clients	11,992,292	13,056,128	13,797,716	15,147,409	16,257,714	17,070,600
Income Taxes Payable	0	0	0	0	0	0
Other Current Liabilities	6,662,384	7,253,404	7,665,398	8,415,227	9,032,063	9,483,666

Total Current Liabilities	$26,292,166	$27,437,157	$27,041,766	$25,968,674	$22,338,304	$16,793,629
Other Liabilities	2,331,835	2,538,692	2,682,889	2,945,329	3,161,222	3,319,283
Total Long Term Debt (includes current debt)	37,500,000	30,357,143	26,785,714	23,214,286	19,642,857	16,071,429
Deferred Taxes	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0

Total Liabilities	$66,124,000	$60,332,991	$56,510,370	$52,128,289	$45,142,383	$36,184,341
Preferred Stock	0	$0	$0	$0	$0	$0
Common Stock	12,000	12,000	12,000	12,000	12,000	12,000
Capital Surplus	38,154,000	38,154,000	38,154,000	38,154,000	38,154,000	38,154,000
Retained Earnings	37,413,346	43,297,629	49,022,129	56,658,375	66,323,954	77,100,363
Less Treasury Stock, Contra Equity	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)	(72,553,000)

Total Equities	$3,026,346	$8,910,629	$14,635,129	$22,271,375	$31,936,954	$42,713,363
Total Liabilities & Equities	$69,150,347	$69,243,620	$71,145,499	$74,399,664	$77,079,337	$78,897,704

Check1	0	0	0	0	0	0

Appendix E – 7

Project Goldilocks

Pro-Forma Financial Statements — Scenario 3 (C-Corp. Traditional MBO)

	Actual
				Projected	Projected	Going	Pro Forma
	December	December	December	December	December	Private	December
	2000	2001	2002	2003	2003	Trans.	2003
Claims Revenues	$63,627,000	$64,147,000	$69,478,000	$66,623,844	$66,623,844		$66,623,844
Cost of Revenues	30,432,000	31,589,000	33,040,000	32,749,793	32,749,793		32,749,793
Cost of Revenues Depreciation & Amort.	0	0	452,000	762,000	762,000		762,000

Gross Profit	$33,195,000	$32,558,000	$35,986,000	$33,112,050	$33,874,050		$33,874,050
Support Expenses	$17,427,000	$18,036,000	$19,924,000	$18,474,792	$18,474,792		$18,474,792
SG&A Depreciation & Amortization	6,372,000	6,701,000	4,760,000	3,510,000	3,510,000		3,510,000

Operating Income after Deprec.	$9,396,000	$7,821,000	$11,302,000	$11,127,258	$11,889,258		$11,889,258
Nonoperating Income (Expense)	$0	$0	$0	$0	0		$0
Interest Income	1,104,000	785,000	262,000	239,986	239,986		239,986
Interest (Expense)	(1,341,000)	(903,000)	(494,000)	(405,000)	(405,000)		(405,000)
Special Item Income (Expense)	(3,090,000)	(1,010,000)	0	0	0	(3,000,000)	(3,000,000)

Pretax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244	$11,724,244	(3,000,000)	$8,724,244
Income Tax	2,519,000	2,097,000	4,240,000	4,384,898	4,384,898	0	4,384,898

Net Income before E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	($3,000,000)	$4,339,346
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0	0

Net Income after E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	($3,000,000)	$4,339,346
Preferred Dividends	0	0	0	0	0	0	0

Net Income to Common	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	($3,000,000)	$4,339,346

Pre-tax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244
Plus: Special Item Income (Expense)	3,090,000	1,010,000	0	0
Less: Interest Income	(1,104,000)	(785,000)	(262,000)	(239,986)

Adjusted Pre-Tax Income	$8,055,000	$6,918,000	$10,808,000	$10,722,258
Plus: Interest Expense	$1,341,000	$903,000	$494,000	$405,000

Adjusted EBIT	$9,396,000	$7,821,000	$11,302,000	$11,127,258
Plus: Depreciation & Amortization	$6,372,000	$6,701,000	$5,212,000	$4,272,000

Adjusted EBITDA	$15,768,000	$14,522,000	$16,514,000	$15,399,258
Adjusted EBITDA Margin	24.8%	22.6%	23.8%	23.1%

PRELIMINARY DRAFT — For Discussion Purposes Only	Appendix E-8

Project Goldilocks

Pro-Forma Financial Statements — Scenario 3 (C-Corp. Traditional MBO)

	Projected Income Statement
	ProForma
	December
	2003	2004	2005	2006	2007	2008
Claims Revenues	$66,623,844	$72,534,045	$76,653,979	$84,152,271	$90,320,632	$94,836,664
Cost of Revenues	32,749,793	36,944,941	41,009,879	44,449,229	46,471,772	48,366,699
Cost of Revenues Depreciation & Amort.	762,000	854,000	854,000	854,000	854,000	854,000

Gross Profit	$33,112,050	$34,735,103	$34,790,100	$38,849,041	$42,994,861	$45,615,965
Support Expenses	$18,474,792	$18,286,711	$18,925,805	$20,184,746	$21,348,737	$22,253,750
SG&A Depreciation & Amortization	3,510,000	3,379,000	3,394,000	3,427,000	3,439,000	3,646,000

Operating Income after Deprec.	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Nonoperating Income (Expense)	$0	$0	$0	$0	$0	$0
Interest Income	239,986	232,405	241,046	257,384	308,424	400,715
Interest (Expense)	(405,000)	(3,494,661)	(3,170,506)	(2,767,602)	(2,406,250)	(2,156,250)
Special (ESOP)	(3,000,000)	0	0	0	0	0

Pretax Income	$7,962,244	$9,807,137	$9,540,834	$12,727,077	$16,109,298	$17,960,681
Income Tax	4,384,898	3,922,855	3,816,334	5,090,831	6,443,719	7,184,272

Net Income before E&D	$3,577,346	$5,884,282	$5,724,501	$7,636,246	$9,665,579	$10,776,408
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0

Net Income after E&D	$3,577,346	$5,884,282	$5,724,501	$7,636,246	$9,665,579	$10,776,408
Preferred Dividends	0	0	0	0	0	0

Net Income to Common	$3,577,346	$5,884,282	$5,724,501	$7,636,246	$9,665,579	$10,776,408

Pre-tax Income	$7,962,244	$9,807,137	$9,540,834	$12,727,077	$16,109,298	$17,960,681
Plus: Special Item Income (Expense)	3,000,000	0	0	0	0	0
Less: Interest Income	(239,986)	(232,405)	(241,046)	(257,384)	(308,424)	(400,715)

Adjusted Pre-Tax Income	$10,722,258	$9,574,731	$9,299,789	$12,469,693	$15,800,874	$17,559,966
Plus: Interest Expense	$405,000	$3,494,661	$3,170,506	$2,767,602	$2,406,250	$2,156,250

Adjusted EBIT	$11,127,258	$13,069,393	$12,470,295	$15,237,295	$18,207,124	$19,716,216
Plus: Depreciation & Amortization	$4,272,000	$4,233,000	$4,248,000	$4,281,000	$4,293,000	$4,500,000

Adjusted EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216
Adjusted EBITDA Margin	23.1%	23.9%	21.8%	23.2%	24.9%	25.5%

PRELIMINARY DRAFT — For Discussion Purposes Only	Appendix E-8

Project Goldilocks

Pro-Forma Financial Statements — Scenario 3 (C-Corp. Traditional MBO)

	Projected Statement of Cash Flows
	December
	2003	2004	2005	2006	2007	2008
Operating Activity
Working Capital (Uses)	December
Decr (Incr) in Acct. Rec.	$1,061,020	($205,437)	($484,698)	($882,152)	($725,690)	($531,298)
Decr (Incr) in Restricted Cash	2,773,635	(1,329,795)	(926,985)	(1,687,116)	(1,387,881)	(1,016,107)
Decr (Incr) in Other CA	(12,835)	155,813	(123,598)	(224,949)	(185,051)	(135,481)
Decr (Incr) in Invest./Advances-Equity	0	0	0	0	0	0
Decr (Incr) in Deferred Charges	0	0	0	0	0	0
Decr (Incr) in Other LT Assets	92,165	155,813	(123,598)	(224,949)	(185,051)	(135,481)
Incr (Decr) in Acct. Payable	(15,510)	209,757	203,247	171,968	101,127	94,746
Incr (Decr) in Funds Due Clients	(375,708)	1,063,836	741,588	1,349,693	1,110,305	812,886
Incr (Decr) in Taxes Payable	(429,000)	0	0	0	0	0
Incr (Decr) in Other Current Liab.	(1,860,616)	591,020	411,993	749,829	616,836	451,603
Incr (Decr) in Other Liab.	(819,165)	206,857	144,198	262,440	215,893	158,061
Incr (Decr) in Deferred Taxes	0	0	0	0	0	0

Total WC (Uses)	$413,986	$847,865	($157,853)	($485,236)	($439,512)	($301,071)
Net Income (Loss)	$3,577,346	$5,884,282	$5,724,501	$7,636,246	$9,665,579	$10,776,408
Depreciation & Amort.	4,272,000	4,233,000	4,248,000	4,281,000	4,293,000	4,500,000
Goodwill Impairment	0	0	0	0	0	0
Equity in Net Loss (Earn.)	0	0	0	0	0	0
PP&E & Inv. Loss (Gain)	0	0	0	0	0	0

Net Cash From Operations	$8,263,333	$10,965,147	$9,814,647	$11,432,010	$13,519,067	$14,975,338
Investment Activity
Less Capital Expenditures	(2,658,000)	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)
Financing Activities
Less Changes in Treasury Stock	(59,000,000)	0	0	0	0	0
Less Purchase Com. & Pref. Stock	15,000,000	0	0	0	0	0
Less Cash Dividends	0	0	0	0	0	0
Long-Term Debt Issuance	33,500,000	(7,142,857)	(3,571,429)	(3,571,429)	(3,571,429)	(3,571,429)
Current Debt Change	6,000,000	(719,623)	(1,752,219)	(3,344,582)	(5,458,639)	(6,903,909)
ESOP Dividend used to repay Internal Loan	0	0	0	0	0	0

Net Cash Incr (Decr) from Financing	($4,500,000)	($7,862,480)	($5,323,647)	($6,916,010)	($9,030,067)	($10,475,338)

PRELIMINARY DRAFT — For Discussion Purposes Only	Appendix E-9

Project Goldilocks
Pro-Forma Financial Statements – Scenario 4 (100% ESOP Owned S-Corp. – Low Growth)

	Actual
				Projected	Going Private/ESOP		After Trans.
	December	December	December	December	Transaction		Pro Forma
	2000	2001	2002	2003	Dr.	Cr.	2003
ASSETS
Cash and Cash Equivalents	$1,297,000	$2,547,000	$2,269,000	$10,874,333		$7,500,000	$3,374,333
Accounts Receivable	7,660,000	9,382,000	9,389,000	8,327,980			8,327,980
Restricted Cash	21,647,000	18,035,000	17,764,000	14,990,365			14,990,365
Other Current Assets	2,153,000	1,805,000	2,319,000	2,331,835			2,331,835

Total Current Assets	$32,757,000	$31,769,000	$31,741,000	$36,524,512			$29,024,512
Property, Plant & Equipment – Net	$10,633,000	$6,619,000	$6,452,000	$5,334,000			$5,334,000
Investments	0	0	0	0			0
Goodwill – Net	29,143,000	29,146,000	29,146,000	29,146,000			29,146,000
Intangibles	4,934,000	4,372,000	3,810,000	3,314,000			3,314,000
Deferred Charges	0	0	0	0			0
Other Assets	1,978,000	2,557,000	2,424,000	2,331,835			2,331,835

Total Assets	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

LIABILITIES
Debt in Current Liabilities	$0	$0	$0	$0		$7,500,000	$7,500,000
Accounts Payable	1,231,000	1,308,000	1,653,000	1,637,490			1,637,490
Funds Due Clients	12,437,000	12,876,000	12,368,000	11,992,292			11,992,292
Income Taxes Payable	1,385,000	300,000	429,000	0			0
Other Current Liabilities	9,906,000	6,858,000	8,523,000	6,662,384			6,662,384

Total Current Liabilities	$24,959,000	$21,342,000	$22,973,000	$20,292,166			$27,792,166
Other Liabilities	2,324,000	2,355,000	3,151,000	2,331,835			2,331,835
Total Long Term Debt	14,000,000	8,000,000	4,000,000	4,000,000	4,000,000	47,500,000	47,500,000
Deferred Taxes	0	0	0	0			0
Minority Interest	0	0	0	0			0

Total Liabilities	$41,283,000	$31,697,000	$30,124,000	$26,624,000			$77,624,000
Preferred Stock	$0	$0	$0	$0			$0
Common Stock	12,000	12,000	12,000	12,000			12,000
Capital Surplus	22,637,000	22,758,000	23,154,000	23,154,000		5,500,000	28,654,000
Retained Earnings	22,550,000	27,112,000	33,836,000	40,413,346	3,000,000		37,413,346
Less Treasury Stock, Contra Equity	(7,037,000)	(7,116,000)	(13,553,000)	(13,553,000)	61,000,000		(74,553,000)

Total Equities	$38,162,000	$42,766,000	$43,449,000	$50,026,346			$(8,473,654)
Total Liabilities & Equities	$79,445,000	$74,463,000	$73,573,000	$76,650,347			$69,150,347

Check1	0	0	0	0			0

	Projected Balance Sheet
	ProForma
	December
	2003	2004	2005	2006	2007	2008
ASSETS
Cash and Cash Equivalents	$3,374,333	$2,500,000	$2,500,000	$2,500,000	$2,500,000	$2,500,000
Accounts Receivable	8,327,980	7,356,840	6,928,230	6,903,843	6,967,842	6,967,842
Restricted Cash	14,990,365	14,069,956	13,250,241	13,203,600	13,325,997	13,325,997
Other Current Assets	2,331,835	1,875,994	1,766,699	1,760,480	1,776,800	1,776,800

Total Current Assets	$29,024,512	$25,802,791	$24,445,170	$24,367,923	$24,570,639	$24,570,639
Property, Plant & Equipment – Net	$5,334,000	$4,838,000	$4,528,000	$3,910,000	$3,353,000	$3,680,000
Investments	0	0	0	0	0	0
Goodwill – Net	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000	29,146,000
Intangibles	3,314,000	2,974,000	2,647,000	2,320,000	1,993,000	1,666,000
Deferred Charges	0	0	0	0	0	0
Other Assets	2,331,835	1,875,994	1,766,699	1,760,480	1,776,800	1,776,800

Total Assets	$69,150,347	$64,636,785	$62,532,869	$61,504,403	$60,839,438	$60,839,438

LIABILITIES
Revolver (Excess Cash)	$7,500,000	$7,794,840	$8,976,402	$10,335,506	$11,578,824	$12,903,400
Accounts Payable	1,637,490	1,614,866	1,583,257	1,586,838	1,608,685	1,628,733
Funds Due Clients	11,992,292	11,255,965	10,600,193	10,562,880	10,660,798	10,660,798
Income Taxes Payable	0	0	0	0	0	0
Other Current Liabilities	6,662,384	6,253,314	5,888,996	5,868,267	5,922,665	5,922,665

Total Current Liabilities	$27,792,166	$26,918,985	$27,048,847	$28,353,491	$29,770,972	$31,115,597
Other Liabilities	2,331,835	2,188,660	2,061,149	2,053,893	2,072,933	2,072,933
Total Long Term Debt (includes current debt)	47,500,000	38,928,571	34,642,857	30,357,143	26,071,429	21,785,714
Deferred Taxes	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0

Total Liabilities	$77,624,000	$68,036,216	$63,752,852	$60,764,527	$57,915,333	$54,974,244
Preferred Stock	0	$0	$0	$0	$0	$0
Common Stock	12,000	12,000	12,000	12,000	12,000	12,000
Capital Surplus	28,654,000	28,654,000	28,654,000	28,654,000	28,654,000	28,654,000
Retained Earnings	37,413,346	42,487,569	44,667,016	46,626,876	48,811,105	51,752,194
Less Treasury Stock, Contra Equity	(74,553,000)	(74,553,000)	(74,553,000)	(74,553,000)	(74,553,000)	(74,553,000)

Total Equities	$(8,473,654)	$(3,399,431)	$(1,219,984)	$739,876	$2,924,105	$5,865,194
Total Liabilities & Equities	$69,150,347	$64,636,785	$62,532,869	$61,504,403	$60,839,438	$60,839,438

Check1	0	0	0	0	0	0

Appendix E – 10

Project Goldilocks
Pro-Forma Financial Statements – Scenario 4 (100% ESOP Owned S-Corp. – Low Growth)

	Actual
				Projected	Projected	Going	Pro Forma
	December	December	December	December	December	Private	December
	2000	2001	2002	2003	2003	Trans.	2003
Claims Revenues	$63,627,000	$64,147,000	$69,478,000	$66,623,844	$66,623,844		$66,623,844
Cost of Revenues	30,432,000	31,589,000	33,040,000	32,749,793	32,749,793		32,749,793
Cost of Revenues Depreciation & Amort.	0	0	452,000	762,000	762,000		762,000

Gross Profit	$33,195,000	$32,558,000	$35,986,000	$33,112,050	$33,874,050		$33,874,050
Support Expenses	$17,427,000	$18,036,000	$19,924,000	$18,474,792	$18,474,792		$18,474,792
SG&A Depreciation & Amortization	6,372,000	6,701,000	4,760,000	3,510,000	3,510,000		3,510,000

Operating Income after Deprec.	$9,396,000	$7,821,000	$11,302,000	$11,127,258	$11,889,258		$11,889,258
Nonoperating Income (Expense)	$0	$0	$0	$0	0		$0
Interest Income	1,104,000	785,000	262,000	239,986	239,986		239,986
Interest (Expense)	(1,341,000)	(903,000)	(494,000)	(405,000)	(405,000)		(405,000)
Special Item Income (Expense)	(3,090,000)	(1,010,000)	0	0	0	(3,000,000)	(3,000,000)

Pretax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244	$11,724,244	(3,000,000)	$8,724,244
Income Tax	2,519,000	2,097,000	4,240,000	4,384,898	4,384,898	0	4,384,898

Net Income before E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0	0

Net Income after E&D	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346
Preferred Dividends	0	0	0	0	0	0	0

Net Income to Common	$3,550,000	$4,596,000	$6,830,000	$6,577,346	$7,339,346	$(3,000,000)	$4,339,346

Pre-tax Income	$6,069,000	$6,693,000	$11,070,000	$10,962,244
Plus: Special Item Income (Expense)	3,090,000	1,010,000	0	0
Less: Interest Income	(1,104,000)	(785,000)	(262,000)	(239,986)

Adjusted Pre-Tax Income	$8,055,000	$6,918,000	$10,808,000	$10,722,258
Plus: Interest Expense	$1,341,000	$903,000	$494,000	$405,000

Adjusted EBIT	$9,396,000	$7,821,000	$11,302,000	$11,127,258
Plus: Depreciation & Amortization	$6,372,000	$6,701,000	$5,212,000	$4,272,000

Adjusted EBITDA	$15,768,000	$14,522,000	$16,514,000	$15,399,258
Adjusted EBITDA Margin	24.8%	22.6%	23.8%	23.1%

	Projected Income Statement
	ProForma
	December
	2003	2004	2005	2006	2007	2008
Claims Revenues	$66,623,844	$62,533,140	$58,889,959	$58,682,666	$59,226,655	$59,226,655
Cost of Revenues	32,749,793	32,297,319	31,665,131	31,736,760	32,173,696	32,574,660
Cost of Revenues Depreciation & Amort.	762,000	854,000	854,000	854,000	854,000	854,000

Gross Profit	$33,112,050	$29,381,821	$26,370,828	$26,091,907	$26,198,959	$25,797,995
Support Expenses	$18,474,792	$16,620,595	$16,728,744	$16,854,777	$16,947,860	$16,786,763
SG&A Depreciation & Amortization	3,510,000	3,359,000	3,374,000	3,407,000	3,419,000	2,646,000

Operating Income after Deprec.	$11,127,258	$9,402,226	$6,268,084	$5,830,130	$5,832,099	$6,365,231
Nonoperating Income (Expense)	$0	$0	$0	$0	$0	$0
Interest Income	239,986	218,342	202,001	196,587	197,060	197,825
Interest (Expense)	(405,000)	(4,546,345)	(4,290,637)	(4,066,857)	(3,844,930)	(3,621,967)
Special (ESOP)	(3,000,000)	0	0	0	0	0

Pretax Income	$7,962,244	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089
Income Tax	4,384,898	0	0	0	0	0

Net Income before E&D	$3,577,346	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089
Extra. Income (Expense) & Disc. Operations	0	0	0	0	0	0

Net Income after E&D	$3,577,346	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089
Preferred Dividends	0	0	0	0	0	0

Net Income to Common	$3,577,346	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089

Pre-tax Income	$7,962,244	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089
Plus: Special Item Income (Expense)	3,000,000	0	0	0	0	0
Less: Interest Income	(239,986)	(218,342)	(202,001)	(196,587)	(197,060)	(197,825)

Adjusted Pre-Tax Income	$10,722,258	$4,855,881	$1,977,446	$1,763,273	$1,987,169	$2,743,264
Plus: Interest Expense	$405,000	$4,546,345	$4,290,637	$4,066,857	$3,844,930	$3,621,967

Adjusted EBIT	$11,127,258	$9,402,226	$6,268,084	$5,830,130	$5,832,099	$6,365,231
Plus: Depreciation & Amortization	$4,272,000	$4,213,000	$4,228,000	$4,261,000	$4,273,000	$3,500,000

Adjusted EBITDA	$15,399,258	$13,615,226	$10,496,084	$10,091,130	$10,105,099	$9,865,231
Adjusted EBITDA Margin	23.1%	21.8%	17.8%	17.2%	17.1%	16.7%

Appendix E – 11

Project Goldilocks
Pro-Forma Financial Statements — Scenario 4 (100% ESOP Owned S-Corp. — Low Growth)

	Projected Statement of Cash Flows
	December
	2003	2004	2005	2006	2007	2008
Operating Activity
Working Capital (Uses)	December
Decr (Incr) in Acct. Rec.	$1,061,020	$971,140	$428,609	$24,387	($63,999)	$0
Decr (Incr) in Restricted Cash	2,773,635	920,408	819,716	46,641	(122,397)	0
Decr (Incr) in Other CA	(12,835)	455,840	109,295	6,219	(16,320)	0
Decr (Incr) in Invest./Advances-Equity	0	0	0	0	0	0
Decr (Incr) in Deferred Charges	0	0	0	0	0	0
Decr (Incr) in Other LT Assets	92,165	455,840	109,295	6,219	(16,320)	0
Incr (Decr) in Acct. Payable	(15,510)	(22,624)	(31,609)	3,581	21,847	20,048
Incr (Decr) in Funds Due Clients	(375,708)	(736,327)	(655,773)	(37,313)	97,918	0
Incr (Decr) in Taxes Payable	(429,000)	0	0	0	0	0
Incr (Decr) in Other Current Liab.	(1,860,616)	(409,070)	(364,318)	(20,729)	54,399	0
Incr (Decr) in Other Liab.	(819,165)	(143,175)	(127,511)	(7,255)	19,040	0
Incr (Decr) in Deferred Taxes	0	0	0	0	0	0

Total WC (Uses)	$413,986	$1,492,034	$287,705	$21,750	($25,832)	$20,048
Net Income (Loss)	$3,577,346	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089
Depreciation & Amort.	4,272,000	4,213,000	4,228,000	4,261,000	4,273,000	3,500,000
Goodwill Impairment	0	0	0	0	0	0
Equity in Net Loss (Earn.)	0	0	0	0	0	0
PP&E & Inv. Loss (Gain)	0	0	0	0	0	0

Net Cash From Operations	$8,263,333	$10,779,256	$6,695,152	$6,242,609	$6,431,397	$6,461,138
Investment Activity
Less Capital Expenditures	(2,658,000)	(3,377,000)	(3,591,000)	(3,316,000)	(3,389,000)	(3,500,000)
Financing Activities
Less Changes in Treasury Stock	(61,000,000)	0	0	0	0	0
Less Purchase Com. & Pref. Stock	5,500,000	0	0	0	0	0
Less Cash Dividends	0	0	0	0	0	0
Long-Term Debt Issuance	43,500,000	(8,571,429)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)
Current Debt Change	7,500,000	294,840	1,181,562	1,359,105	1,243,317	1,324,577
ESOP Dividend used to repay Internal Loan	0	0	0	0	0	0

Net Cash Incr (Decr) from Financing	$(4,500,000)	$(8,276,589)	$(3,104,152)	$(2,926,609)	$(3,042,397)	$(2,961,138)

Appendix E – 12

Project Goldilocks
Debt Coverage Analysis — Scenario 1 (C-Corp. Leveraged Recapitalization)

Key Assumptions

Operating Assumptions

Operating Case	Medium
Include Synergies/Cost Savings	YES

Transaction Assumptions

Going Private Purchase Price	$59,000,000
Premium Over Market	20.0%
Post-Transaction Tax Status	C
ESOP Ownership %	0.0%

Financing Assumptions

Sources of Capital	Amount	Interest Rate	Term	Target IRR
Excess Cash	7,500,000	NA	NA	NA
Revolver	8,000,000	6.00%	NA	NA
Term Loan	30,000,000	7.00%	7.0	NA
Mezzanine/Sub Debt	20,000,000	12.00%	7.0	20.0%
Rollover Equity	500,000	NA	NA	NA
Private Equity	0	NA	NA	NA

Total Sources	66,000,000

Appendix F — 1

Project Goldilocks
Debt Coverage Analysis — Scenario 1 (C-Corp. Leveraged Recapitalization)

Calculation of Post-Transaction Cash Flow Available For Debt Service

	2004	2005	2006	2007	2008
Net Income (Post-Transaction)	$5,032,485	$4,832,749	$6,716,167	$8,790,017	$10,052,509
Plus: Depreciation & Amortization	3,379,000	3,394,000	3,427,000	3,439,000	3,646,000
Less: Working Capital Investment	$847,865	$(157,853)	$(485,236)	$(439,512)	$(301,071)

Operating Cash Flow	$9,259,351	$8,068,896	$9,657,931	$11,789,506	$13,397,438
Plus: ESOP Contribution (Principal Payment — C-Corp.)	0	0	0	0	0
Plus: Interest Expense	4,914,322	4,656,759	4,301,067	3,833,697	3,253,662

Adjusted Net Cash From Operations	$14,173,673	$12,725,655	$13,958,999	$15,623,203	$16,651,100
Less: Capital Expenditures	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)

Cash Available for Debt Service	$10,196,673	$8,234,655	$9,442,999	$11,134,203	$12,151,100

Debt Coverage Analysis

	2004	2005	2006	2007	2008
Total Cash Available for Debt Service	$10,196,673	$8,234,655	$9,442,999	$11,134,203	$12,151,100
Interest Payments
Revolver	(526,822)	(569,259)	(513,567)	(346,197)	(66,162)
Senior Term Debt 1	(1,987,500)	(1,687,500)	(1,387,500)	(1,087,500)	(787,500)
Mezzanine/Sub-debt	(2,400,000)	(2,400,000)	(2,400,000)	(2,400,000)	(2,400,000)

Total Interest Payments	(4,914,322)	(4,656,759)	(4,301,067)	(3,833,697)	(3,253,662)

Cash Available After Interest Payments	$5,282,351	$3,577,896	$5,141,931	$7,300,506	$8,897,438
Scheduled Principal Payments
Revolver	0	0	0	0	0
Senior Term Debt 1	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)
Mezzanine/Sub-debt	0	0	0	0	0

Total Principal Payments	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)

Cash Available After Principal Payments	$996,636	$(707,819)	$856,217	$3,014,792	$4,611,724

Appendix F — 2

Project Goldilocks
Debt Coverage Analysis — Scenario 1 (C-Corp. Leveraged Recapitalization)

Ratio Analysis

	Opening	2004	2005	2006	2007	2008
Revolver	8,000,000	9,560,745	9,414,564	7,704,347	3,835,556	0
Senior Debt 1	30,000,000	25,714,286	21,428,571	17,142,857	12,857,143	8,571,429

Total Senior Debt	33,714,286	30,989,317	26,557,421	20,561,490	12,406,984	0
EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216
Senior Debt to EBITDA	2.19	1.79	1.59	1.05	0.55	0.00

Cash Flow Available for Debt Service		$10,196,673	$8,234,655	$9,442,999	$11,134,203	$12,151,100
Total Senior Debt Service		6,800,037	6,542,474	6,186,782	5,719,411	5,139,376
Senior Debt Cash Flow Coverage (after capex)		1.50	1.26	1.53	1.95	2.36

Total Senior Debt	33,714,286	30,989,317	26,557,421	20,561,490	12,406,984	0
Mezzanine/Sub-debt	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000

Total Debt	53,714,286	50,989,317	46,557,421	40,561,490	32,406,984	20,000,000
EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216
Total Debt to EBITDA	3.49	2.95	2.78	2.08	1.44	0.83

Cash Flow Available for Debt Service		$10,196,673	$8,234,655	$9,442,999	$11,134,203	$12,151,100
Total Debt Service		9,200,037	8,942,474	8,586,782	8,119,411	7,539,376
Total Debt Cash Flow Coverage (after capex)		1.11	0.92	1.10	1.37	1.61

Appendix F — 3

Project Goldilocks
Debt Coverage Analysis — Scenario 2 (100% ESOP Owned S-Corp.)

Key Assumptions

Operating Assumptions

Operating Case	Medium
Include Synergies/Cost Savings	YES

Transaction Assumptions

Going Private Purchase Price	$59,000,000
Premium Over Market	20.0%
Post-Transaction Tax Status	S
ESOP Ownership %	100.0%

Financing Assumptions

Sources of Capital	Amount	Interest Rate	Term	Target IRR
Excess Cash	7,500,000	NA	NA	NA
Revolver	5,000,000	6.00%	NA	NA
Term Loan	30,000,000	7.00%	7.0	NA
Mezzanine/Sub Debt	17,500,000	12.00%	7.0	20.0%
Rollover Equity	6,000,000	NA	NA	NA
Private Equity	0	NA	NA	NA

Total Sources	66,000,000

Appendix F — 4

Project Goldilocks
Debt Coverage Analysis — Scenario 2 (100% ESOP Owned S-Corp.)

Calculation of Post-Transaction Cash Flow Available For Debt Service

	2004	2005	2006	2007	2008
Net Income (Post-Transaction)	$8,986,084	$8,893,623	$12,071,337	$15,470,475	$17,440,863
Plus: Depreciation & Amortization	3,379,000	3,394,000	3,427,000	3,439,000	3,646,000
Less: Working Capital Investment	$847,865	($157,853)	($485,236)	($439,512)	($301,071)

Operating Cash Flow	$13,212,949	$12,129,770	$15,013,101	$18,469,964	$20,785,792
Plus: ESOP Contribution (Principal Payment - C-Corp.)	0	0	0	0	0
Plus: Interest Expense	4,315,714	3,817,717	3,487,500	3,187,500	2,887,500

Adjusted Net Cash From Operations	$17,528,663	$15,947,487	$18,500,601	$21,657,464	$23,673,292
Less: Capital Expenditures	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)

Cash Available for Debt Service	$13,551,663	$11,456,487	$13,984,601	$17,168,464	$19,173,292

Debt Coverage Analysis

	2004	2005	2006	2007	2008
Total Cash Available for Debt Service	$13,551,663	$11,456,487	$13,984,601	$17,168,464	$19,173,292
Interest Payments
Revolver	(228,214)	(30,217)	0	0	0
Senior Term Debt 1	(1,987,500)	(1,687,500)	(1,387,500)	(1,087,500)	(787,500)
Mezzanine/Sub-debt	(2,100,000)	(2,100,000)	(2,100,000)	(2,100,000)	(2,100,000)

Total Interest Payments	(4,315,714)	(3,817,717)	(3,487,500)	(3,187,500)	(2,887,500)

Cash Available After Interest Payments	$9,235,949	$7,638,770	$10,497,101	$13,980,964	$16,285,792
Scheduled Principal Payments
Revolver	0	0	0	0	0
Senior Term Debt 1	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)
Mezzanine/Sub-debt	0	0	0	0	0

Total Principal Payments	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)

Cash Available After Principal Payments	$4,950,235	$3,353,056	$6,211,387	$9,695,249	$12,000,078

Appendix F — 5

Project Goldilocks
Debt Coverage Analysis — Scenario 2 (100% ESOP Owned S-Corp.)

Ratio Analysis

	Opening	2004	2005	2006	2007	2008
Revolver	5,000,000	2,607,147	0	0	0	0
Senior Debt 1	30,000,000	25,714,286	21,428,571	17,142,857	12,857,143	8,571,429

Total Senior Debt	30,714,286	24,035,718	17,142,857	12,857,143	8,571,429	0
EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216

Senior Debt to EBITDA	1.99	1.39	1.03	0.66	0.38	0.00

Cash Flow Available for Debt Service		$13,551,663	$11,456,487	$13,984,601	$17,168,464	$19,173,292
Total Senior Debt Service		6,501,429	6,003,431	5,673,214	5,373,214	5,073,214

Senior Debt Cash Flow Coverage (after capex)		2.08	1.91	2.47	3.20	3.78

Total Senior Debt	30,714,286	24,035,718	17,142,857	12,857,143	8,571,429	0
Mezzanine/Sub-debt	17,500,000	17,500,000	17,500,000	17,500,000	17,500,000	17,500,000

Total Debt	48,214,286	41,535,718	34,642,857	30,357,143	26,071,429	17,500,000
EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216

Total Debt to EBITDA	3.13	2.40	2.07	1.56	1.16	0.72

Cash Flow Available for Debt Service		$13,551,663	$11,456,487	$13,984,601	$17,168,464	$19,173,292
Total Debt Service		8,601,429	8,103,431	7,773,214	7,473,214	7,173,214

Total Debt Cash Flow Coverage (after capex)		1.58	1.41	1.80	2.30	2.67

Appendix F — 6

Project Goldilocks
Debt Coverage Analysis — Scenario 3 (C-Corp. Traditional MBO)

Key Assumptions

Operating Assumptions

Operating Case	Medium
Include Synergies/Cost Savings	YES

Transaction Assumptions

Going Private Purchase Price	$59,000,000
Premium Over Market	20.0%
Post-Transaction Tax Status	C
ESOP Ownership %	0.0%

Financing Assumptions

Sources of Capital	Amount	Interest Rate	Term	Target IRR
Excess Cash	7,500,000	NA	NA	NA
Revolver	6,000,000	6.00%	NA	NA
Term Loan	25,000,000	7.00%	7.0	NA
Mezzanine/Sub Debt	12,500,000	12.00%	7.0	20.0%
Rollover Equity	0	NA	NA	NA
Private Equity	15,000,000	NA	NA	NA

Total Sources	66,000,000

Appendix F — 7

Project Goldilocks
Debt Coverage Analysis — Scenario 3 (C-Corp. Traditional MBO)

Calculation of Post-Transaction Cash Flow Available For Debt Service

	2004	2005	2006	2007	2008
Net Income (Post-Transaction)	$5,884,282	$5,724,501	$7,636,246	$9,665,579	$10,776,408
Plus: Depreciation & Amortization	3,379,000	3,394,000	3,427,000	3,439,000	3,646,000
Less: Working Capital Investment	$847,865	($157,853)	($485,236)	($439,512)	($301,071)

Operating Cash Flow	$10,111,147	$8,960,647	$10,578,010	$12,665,067	$14,121,338
Plus: ESOP Contribution (Principal Payment — C-Corp.)	0	0	0	0	0
Plus: Interest Expense	3,494,661	3,170,506	2,767,602	2,406,250	2,156,250

Adjusted Net Cash From Operations	$13,605,809	$12,131,153	$13,345,613	$15,071,317	$16,277,588
Less: Capital Expenditures	(3,977,000)	(4,491,000)	(4,516,000)	(4,489,000)	(4,500,000)

Cash Available for Debt Service	$9,628,809	$7,640,153	$8,829,613	$10,582,317	$11,777,588

Debt Coverage Analysis

	2004	2005	2006	2007	2008
Total Cash Available for Debt Service	$9,628,809	$7,640,153	$8,829,613	$10,582,317	$11,777,588
Interest Payments
Revolver	(338,411)	(264,256)	(111,352)	0	0
Senior Term Debt 1	(1,656,250)	(1,406,250)	(1,156,250)	(906,250)	(656,250)
Mezzanine/Sub-debt	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)

Total Interest Payments	(3,494,661)	(3,170,506)	(2,767,602)	(2,406,250)	(2,156,250)

Cash Available After Interest Payments	$6,134,147	$4,469,647	$6,062,010	$8,176,067	$9,621,338
Scheduled Principal Payments
Revolver	0	0	0	0	0
Senior Term Debt 1	(3,571,429)	(3,571,429)	(3,571,429)	(3,571,429)	(3,571,429)
Mezzanine/Sub-debt	0	0	0	0	0

Total Principal Payments	(3,571,429)	(3,571,429)	(3,571,429)	(3,571,429)	(3,571,429)

Cash Available After Principal Payments	$2,562,719	$898,219	$2,490,582	$4,604,639	$6,049,909

Appendix F — 8

Project Goldilocks
Debt Coverage Analysis — Scenario 3 (C-Corp. Traditional MBO)

Ratio Analysis

	Opening	2004	2005	2006	2007	2008
Revolver	6,000,000	5,280,377	3,528,158	183,576	0	0
Senior Debt 1	25,000,000	21,428,571	17,857,143	14,285,714	10,714,286	7,142,857

Total Senior Debt	27,428,571	23,137,520	17,813,873	10,897,862	7,142,857	0
EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216

Senior Debt to EBITDA	1.78	1.34	1.07	0.56	0.32	0.00

Cash Flow Available for Debt Service		$9,628,809	$7,640,153	$8,829,613	$10,582,317	$11,777,588
Total Senior Debt Service		5,566,090	5,241,935	4,839,031	4,477,679	4,227,679

Senior Debt Cash Flow Coverage (after capex)		1.73	1.46	1.82	2.36	2.79

Total Senior Debt	27,428,571	23,137,520	17,813,873	10,897,862	7,142,857	0
Mezzanine/Sub-debt	12,500,000	12,500,000	12,500,000	12,500,000	12,500,000	12,500,000

Total Debt	39,928,571	35,637,520	30,313,873	23,397,862	19,642,857	12,500,000
EBITDA	$15,399,258	$17,302,393	$16,718,295	$19,518,295	$22,500,124	$24,216,216

Total Debt to EBITDA	2.59	2.06	1.81	1.20	0.87	0.52

Cash Flow Available for Debt Service		$9,628,809	$7,640,153	$8,829,613	$10,582,317	$11,777,588
Total Debt Service		7,066,090	6,741,935	6,339,031	5,977,679	5,727,679

Total Debt Cash Flow Coverage (after capex)		1.36	1.13	1.39	1.77	2.06

Appendix F — 9

Project Goldilocks
Debt Coverage Analysis — Scenario 4 (100% ESOP Owned S-Corp. — Low Growth)

Key Assumptions

Operating Assumptions

Operating Case	Low
Include Synergies/Cost Savings	YES

Transaction Assumptions

Going Private Purchase Price	$61,000,000
Premium Over Market	20.0%
Post-Transaction Tax Status	S
ESOP Ownership %	100.0%

Financing Assumptions

Sources of Capital	Amount	Interest Rate	Term	Target IRR
Excess Cash	7,500,000	NA	NA	NA
Revolver	7,500,000	6.00%	NA	NA
Term Loan	30,000,000	7.00%	7.0	NA
Mezzanine/Sub Debt	17,500,000	12.00%	7.0	20.0%
Rollover Equity	5,500,000	NA	NA	NA
Private Equity	0	NA	NA	NA

Total Sources	68,000,000

PRELIMINARY DRAFT — For Discussion Purposes Only	Appendix F — 10

Project Goldilocks
Debt Coverage Analysis — Scenario 4 (100% ESOP Owned S-Corp. — Low Growth)

Calculation of Post-Transaction Cash Flow Available For Debt Service

	2004	2005	2006	2007	2008
Net Income (Post-Transaction)	$5,074,222	$2,179,448	$1,959,859	$2,184,229	$2,941,089
Plus: Depreciation & Amortization	3,359,000	3,374,000	3,407,000	3,419,000	2,646,000
Less: Working Capital Investment	$1,492,034	$287,705	$21,750	($25,832)	$20,048

Operating Cash Flow	$9,925,256	$5,841,152	$5,388,609	$5,577,397	$5,607,138
Plus: ESOP Contribution (Principal Payment — C-Corp.)	0	0	0	0	0
Plus: Interest Expense	4,546,345	4,290,637	4,066,857	3,844,930	3,621,967

Adjusted Net Cash From Operations	$14,471,602	$10,131,790	$9,455,467	$9,422,327	$9,229,104
Less: Capital Expenditures	(3,377,000)	(3,591,000)	(3,316,000)	(3,389,000)	(3,500,000)

Cash Available for Debt Service	$11,094,602	$6,540,790	$6,139,467	$6,033,327	$5,729,104

Debt Coverage Analysis

	2004	2005	2006	2007	2008
Total Cash Available for Debt Service	$11,094,602	$6,540,790	$6,139,467	$6,033,327	$5,729,104
Interest Payments
Revolver	(458,845)	(503,137)	(579,357)	(657,430)	(734,467)
Senior Term Debt 1	(1,987,500)	(1,687,500)	(1,387,500)	(1,087,500)	(787,500)
Mezzanine/Sub-debt	(2,100,000)	(2,100,000)	(2,100,000)	(2,100,000)	(2,100,000)

Total Interest Payments	(4,546,345)	(4,290,637)	(4,066,857)	(3,844,930)	(3,621,967)

Cash Available After Interest Payments	$6,548,256	$2,250,152	$2,072,609	$2,188,397	$2,107,138
Scheduled Principal Payments
Revolver	0	0	0	0	0
Senior Term Debt 1	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)
Mezzanine/Sub-debt	0	0	0	0	0

Total Principal Payments	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)	(4,285,714)

Cash Available After Principal Payments	$2,262,542	($2,035,562)	($2,213,105)	($2,097,317)	($2,178,577)

PRELIMINARY DRAFT — For Discussion Purposes Only	Appendix F — 11

Project Goldilocks
Debt Coverage Analysis — Scenario 4 (100% ESOP Owned S-Corp. — Low Growth)

Ratio Analysis

	Opening	2004	2005	2006	2007	2008
Revolver	7,500,000	7,794,840	8,976,402	10,335,506	11,578,824	12,903,400
Senior Debt 1	30,000,000	25,714,286	21,428,571	17,142,857	12,857,143	8,571,429

Total Senior Debt	33,214,286	29,223,411	26,119,259	23,192,649	20,150,252	12,903,400
EBITDA	$15,399,258	$13,615,226	$10,496,084	$10,091,130	$10,105,099	$9,865,231

Senior Debt to EBITDA	2.16	2.15	2.49	2.30	1.99	1.31

Cash Flow Available for Debt Service		$11,094,602	$6,540,790	$6,139,467	$6,033,327	$5,729,104
Total Senior Debt Service		6,732,059	6,476,352	6,252,572	6,030,644	5,807,681

Senior Debt Cash Flow Coverage (after capex)		1.65	1.01	0.98	1.00	0.99

Total Senior Debt	33,214,286	29,223,411	26,119,259	23,192,649	20,150,252	12,903,400
Mezzanine/Sub-debt	17,500,000	17,500,000	17,500,000	17,500,000	17,500,000	17,500,000

Total Debt	50,714,286	46,723,411	43,619,259	40,692,649	37,650,252	30,403,400
EBITDA	$15,399,258	$13,615,226	$10,496,084	$10,091,130	$10,105,099	$9,865,231

Total Debt to EBITDA	3.29	3.43	4.16	4.03	3.73	3.08

Cash Flow Available for Debt Service		$11,094,602	$6,540,790	$6,139,467	$6,033,327	$5,729,104
Total Debt Service		8,832,059	8,576,352	8,352,572	8,130,644	7,907,681

Total Debt Cash Flow Coverage (after capex)		1.26	0.76	0.74	0.74	0.72

PRELIMINARY DRAFT — For Discussion Purposes Only	Appendix F — 12